                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                              ELLSWORTH CONVERTIBLE
                          GROWTH AND INCOME FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            FRIDAY, JANUARY 13, 2006
                            11:00 A.M., EASTERN TIME
                                       AT
           65 MADISON AVENUE, SUITE 550, MORRISTOWN, NEW JERSEY 07960


To Shareholders of Ellsworth Convertible Growth and Income Fund, Inc.:

        We cordially invite you to attend our 2006 Annual Meeting of Shareholders to vote on:

        1.      Electing two directors to three year terms.

        2. Approving a new Investment Advisory Agreement with Davis-Dinsmore Management Company.

        3. Approving a change to a fundamental investment restriction of the Company.

        4. Approving an Agreement of Merger for the Company which provides for the reorganization of the Company as a Delaware statutory trust.

        5. Ratifying the Audit Committee's appointment of Tait, Weller & Baker LLP as independent auditors for fiscal year 2006.

        6. Voting on an amendment to the Company's Charter to give shareholders the right to tender their shares during fiscal year 2006.

        7. Transacting any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

        We are holding the Annual Meeting on Friday January 13, 2006 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

        You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we ask that you return your proxy promptly so that your vote is counted. Only shareholders of record on November 16, 2005 will be entitled to vote at the meeting or any adjournment of the meeting.


                                             Thomas H. Dinsmore
                                             Chairman of the Board of Directors
December 2, 2005

                              ELLSWORTH CONVERTIBLE
                          GROWTH AND INCOME FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                JANUARY 13, 2006

                      INFORMATION ABOUT THE ANNUAL MEETING


WHY DID WE SEND YOU THIS PROXY STATEMENT?

        We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Ellsworth Convertible Growth and Income Fund, Inc. (the Company) is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders (the Annual Meeting). This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

        If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting. If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker.

        This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 2, 2005 to all shareholders entitled to vote. Shareholders who owned shares of the Company's common stock on November 16, 2005 are entitled to vote. On this record date, there were 12,362,269 shares outstanding. We know of no beneficial owner of more than five percent of those shares. Each share of the Company's common stock that you own entitles you to one vote. (A fractional share has a fractional vote.)

        We have previously sent to shareholders the Company's 2005 Annual Report which includes our financial statements. If you have not received such report or would like to receive an additional copy, please contact Gary I. Levine at 65 Madison Avenue, Morristown, NJ 07960 or call (800) 914-1177. The Company will furnish such report free of charge. This report is also available online at www.ellsworthfund.com.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

        We are holding the Annual Meeting on Friday January 13, 2006 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING?

        The following table summarizes each proposal to be presented at the Annual Meeting and the page number of this proxy statement where you may find a description of the proposal:

           PROPOSAL                                                         PAGE NUMBER
           --------                                                         -----------

   1.   Electing directors                                                        3

   2.   Approving a new investment advisory agreement with Davis-Dinsmore
        Management Company for the Company                                       12

   3.   Approving the elimination of a fundamental investment restriction        23

   4.   Approving an Agreement of Merger to reorganize the Company as a
        Delaware statutory trust                                                 24

   5.   Ratifying the Audit Committee's Appointment of Tait, Weller & Baker
        LLP as independent auditors                                              32

   6.   Voting on an amendment to the Company's charter to give shareholders
        the right to tender their shares in 2006                                 33

        The Board of Directors, including all of the independent directors, recommend that you vote FOR Proposals 1-5. The Board of Directors, including all of the independent directors, recommend that you vote AGAINST Proposal 6.

HOW DO I VOTE MY SHARES?

        You may vote your shares on the above proposals either in person (by attending the Annual Meeting), or by proxy. If you are the record owner of your shares, then you may also vote by telephone or via the Internet. If your broker holds your shares, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Please see "Additional Information on Voting" on page 41 below for a full discussion of how to vote your shares.

CAN MY BROKER VOTE MY SHARES FOR ME?

        Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 5 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2, 3, 4 and 6 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2, 3, 4 and 6 are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

WHAT IS THE PROPOSAL?

        The Board of Directors (the Board) is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three-year term. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

        The Board currently consists of nine persons. Seven of the directors are "independent," meaning they are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Company's directors are "interested persons" because of their business and financial relationships with the Company and Davis-Dinsmore Management Company (Davis-Dinsmore), the Company's investment adviser.

        At the 2006 Annual Meeting, the terms of three directors are expiring. The directors approved the nomination of two of the three directors whose terms are expiring in 2006, as set forth below, to serve for terms that expire in 2009. William A. Benton, a current director whose term is expiring in 2006, is retiring at the end of his current term and therefore is not running for re-election. Other directors are not up for election this year and will continue in office for the rest of their terms. Effective as of the Annual Meeting, the size of the Board will be reduced to eight directors.

        Each of the nominees is willing to serve as a director. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of directors.

WHO ARE THE NOMINEES?

        The Board has approved the nomination of the following individuals to serve as directors until the annual meeting of shareholders to be held in 2009. The business address of each nominee and/or director listed below is Ellsworth Convertible Growth and Income Fund, Inc., 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Because Davis-Dinsmore serves as investment adviser to the Company and Bancroft Convertible Fund, Inc. (Bancroft Fund), Bancroft Fund and the Company make up a "fund complex" (Fund Complex). If re-elected, each nominee would oversee the two registered investment companies in the Fund Complex.

     NOMINEE WHO IS AN INDEPENDENT DIRECTOR


                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

     Robert J. McMullan - 51      2004    Chief Executive Officer and Board          Bancroft Fund
                                          member of Control Point Solutions, Inc.
                                          (a telecommunications service provider)
                                          (2005 - present).


                                          Formerly: Trustee of AmSouth Funds
                                          (2003-2005); Senior Vice President and

                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

                                          Chief Financial Officer of Conexant
                                          Systems, Inc. (formerly, GlobeSpan
                                          Virata, Inc.) (semiconductor
                                          manufacturing company) (1998 to 2004);
                                          and Executive Vice President and Chief
                                          Financial Officer of the BISYS Group,
                                          Inc. (computer services company)
                                          (1989-1998). Mr. McMullan received a
                                          B.A. in Business Administration from
                                          Saint Michael's College.


     NOMINEE WHO IS AN INTERESTED PERSON


                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

     Jane D. O'Keeffe(1) - 50     1995    President of the Company, Bancroft Fund    Bancroft Fund
                                          and Davis-Dinsmore (registered investment
                                          adviser) (since 1996).

                                          Ms. O'Keeffe received a B.A. from
                                          University of New Hampshire and attended the Lubin Graduate School of Pace
                                          University.

     (1) Ms. O'Keeffe is an interested person (within the meaning of the Investment Company Act) of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

WHAT IS THE REQUIRED VOTE?

        Directors are elected by a plurality vote of shares present at the Annual Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal. Any broker non-vote will have no effect on the outcome of this proposal.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

WHO ARE THE COMPANY'S OTHER DIRECTORS?

        Information about the Company's other directors is presented below. Each director oversees two registered investment companies in the Fund Complex, the Company and Bancroft Fund.


     CONTINUING INDEPENDENT DIRECTORS


                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

     Gordon F. Ahalt(1) - 77      1986    Retired.                                   Bancroft Fund; and Cal Dive
                                                                                     International (diving service
                                          Formerly:  President of G.F.A. Inc.        company)
                                          (petroleum industry consulting company)
                                          (1982 until 2000); Consultant, W. H.
                                          Reaves & Co., Inc., (an asset management
                                          company) (1987-1998). Mr. Ahalt has
                                          spent his career as an analyst of and a
                                          consultant to the petroleum industry,
                                          and has previously served as a director
                                          or executive officer of several energy
                                          companies and an oil and gas exploration
                                          company.  Mr. Ahalt received a B.S. in
                                          Petroleum Engineering from the
                                          University of Pittsburgh.

     Elizabeth C. Bogan,          1986    Senior Lecturer in Economics at            Bancroft Fund
     Ph.D.(1) - 61                        Princeton University (since 1992).

                                          Formerly: Chairman of Economics and
                                          Finance Department, Fairleigh Dickinson
                                          University, and a member of the
                                          Executive Committee for the College of
                                          Business Administration. Dr. Bogan has
                                          chaired numerous administrative and
                                          academic committees. Dr. Bogan received
                                          an A.B. in Economics from Wellesley
                                          College, an M.A. in Quantitative
                                          Economics from the University of New
                                          Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in THE
                                          FINANCIAL ANALYSTS JOURNAL and in other
                                          journals.

                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

     Donald M. Halsted,           1986    Retired.                                   Bancroft Fund
     Jr.(2) - 78
                                          Formerly: President and Chief Operating
                                          Officer of Lonestar Industries, Inc.
                                          (1979-1983); President, Chief Executive
                                          Officer and Director of Atlantic Cement
                                          Company (1967-1979); Director, Aquarion
                                          Company (1975-1999). Mr. Halsted served
                                          in the Army Air Force in World War II.
                                          Mr. Halsted received an A.B. in
                                          Economics from Princeton University.

     Duncan O. McKee(2) - 74      1996    Retired.                                   Bancroft Fund

                                          Formerly: Partner at the law firm of
                                          Ballard Spahr Andrews & Ingersoll, LLP
                                          (Ballard Spahr) (1964-1988). During his
                                          career at Ballard Spahr, Mr. McKee
                                          represented publicly owned companies,
                                          including closed-end and open-end
                                          investment companies, in mergers,
                                          acquisitions and securities offerings;
                                          Director Emeritus of the Company and
                                          Bancroft Fund (1988 to 1996). Mr.
                                          McKee received his undergraduate degree
                                          from the College of Wooster and his law
                                          degree from Duke University School of
                                          Law.

     Nicolas W. Platt(1) - 52     1997    President,CNC-US (international            Bancroft Fund
                                          consulting company) (since 2003).

                                          Formerly: Senior Partner of Platt &
                                          Rickenbach (financial relations firm)
                                          (May 2001 to January 2003); Senior
                                          Executive with the WPP Group, UK and
                                          its public relations subsidiaries,
                                          Ogilvy Public Relations,
                                          Burson-Marsteller and Robinson Lehr
                                          Montgomery (January 1995 to April 2001).
                                          Mr. Platt received a B.A. from Skidmore
                                          College and an M.A. in Economics from
                                          Columbia University.

     (1)     Term as director will expire in 2007.
     (2)     Term as director will expire in 2008.



     CONTINUING DIRECTOR WHO IS AN INTERESTED PERSON


                                                   PRINCIPAL OCCUPATION(S)
                               DIRECTOR        DURING PAST 5 YEARS AND OTHER
     NAME AND AGE                SINCE               BUSINESS EXPERIENCE             OTHER DIRECTORSHIP(S) HELD
     ------------                -----               -------------------             --------------------------

     Thomas H. Dinsmore           1986    Chairman and Chief Executive Officer of    Bancroft Fund
     (1)(2) - 52                          the Company, Bancroft Fund and
                                          Davis-Dinsmore (investment adviser to
                                          the Company and Bancroft Fund) (since
                                          1996).

                                          Mr. Dinsmore is a Chartered Financial
                                          Analyst. Mr. Dinsmore received a B.S.
                                          in Economics from the Wharton School
                                          of Business at the University of
                                          Pennsylvania, and an M.A. in Economics
                                          from Fairleigh Dickinson University.

     (1) Mr. Dinsmore is an interested person (within the meaning of the Investment Company Act) of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.
     (2)     Term as director will expire in 2008.

     CERTAIN RELATIONSHIPS

        Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

WHAT ARE THE COMMITTEES OF THE BOARD?

        The Board has three committees: an Audit Committee, a Governance Committee and a Pricing Committee.

     AUDIT COMMITTEE

        The Company has a separately designated Audit Committee as that term is defined in the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Halsted and Mr. McMullan, with Dr. Bogan serving as Chairperson). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide.

        In accordance with its charter, attached as Appendix A to this Proxy Statement, the Committee oversees the Company's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Company's financial statements and the independent audit of the financial statements. Among other duties, the Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Company (including monitoring the independence qualifications and performance of such auditors and resolution of disagreements between the Company's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Company; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board in its oversight of the Company's compliance with legal and regulatory requirements that related to the Company's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Exchange Act, pre-approving all permissible audit and non-audit services provided to the Company by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Company's independent auditors to the Company's investment adviser and certain other affiliated entities if the Company's independent auditors are the same as, or affiliated with, the investment adviser's or affiliated entities' auditors; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Company's annual proxy statement.

     AUDIT COMMITTEE REPORT

        The Audit Committee reviewed and discussed the Company's audited financial statements with its independent auditors, Tait, Weller & Baker LLP (Tait Weller). These discussions included the auditor's judgments about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting. Tait Weller, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

        The Audit Committee has received a letter from Tait Weller required by the Public Company Accounting Oversight Board disclosing all relationships between Tait Weller and its related entities and the Company. The Audit Committee discussed with Tait Weller their independence as the Company's independent auditors. In addition, the Audit Committee has considered whether the provision by Tait Weller of non-audit services to the Company and to the Bancroft Fund is compatible with the continuing independence of Tait Weller. The Audit Committee also reviewed and discussed the Company's audited financial statements with management.

        Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's annual report to shareholders for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

                                        Elizabeth C. Bogan, Ph.D., Chairperson
                                        William A. Benton
                                        Donald M. Halsted, Jr.
                                        Robert J. McMullan

     GOVERNANCE COMMITTEE

        The Governance Committee is comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Platt, with Mr. Ahalt serving as Chairman). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide. In accordance with its charter, the Committee, among other duties, is responsible for: (i) nominating persons for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board, and (c) for election by shareholders of the Company at meetings called for the election of directors;
(ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) overseeing the selection of independent legal counsel to the independent directors; and (vi) monitoring the performance of independent legal counsel employed by the Company and the independent directors.

        Prior to a meeting of the shareholders of the Company called for the purpose of electing directors, the Governance Committee will nominate one or more persons for election as directors at such meeting. The Governance Committee is also responsible for nominating directors to fill vacancies resulting from an increase in the size of the Board or as a result of the resignation, death or removal of a director. The independent directors are generally authorized to appoint nominees to fill such vacancies.

        Evaluation by the Governance Committee of a person as a potential nominee to serve as a director, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) upon advice of independent legal counsel to the independent directors, that the person will qualify as an independent director (applicable only to the nomination of independent directors), and that the person is otherwise not disqualified under the Investment Company Act from serving as a director of the Company; (ii) with respect to the nomination of independent directors only, that the person is free of any material relationship with the Company (other than as a shareholder of the Company), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director; (iv) that the person can make a positive contribution to the Board and the Company, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board; (vii) that the person is not an American Stock Exchange employee or floor member; and (viii) that the composition of the Board is varied as to educational background, business experience and occupation.

        Consistent with the Investment Company Act, the Governance Committee can consider recommendations from management in its evaluation process.

        The Governance Committee will consider nominees recommended by a shareholder to serve as director, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Governance Committee shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as directors in the same manner as they evaluate nominees identified by the Governance Committee.

        A shareholder may, at the 2007 annual meeting of shareholders, nominate an individual for election to the Board at such meeting if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2007 Annual Meeting; (3) is entitled to vote at the 2007 Annual Meeting; and (4) has complied with the notice procedures in the Company's bylaws. The notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Company no earlier than September 15, 2006 but no later than October 15, 2006. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The notice must also contain the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of stock owned beneficially and of record by such shareholder and shareholder nominee.

        A current copy of the Governance Committee Charter is set forth in Appendix B.

     PRICING COMMITTEE

        The Pricing Committee is comprised of three members, two of whom are independent directors (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Company's investment adviser, Davis-Dinsmore, in its valuation of the Company's portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

        It is anticipated that the Committee will meet only as pricing anomalies or issues arise that cannot be resolved by the entire Board due to time constraints.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET?

        During the 2005 fiscal year, the Board met nine times, the Audit Committee met six times and the Governance Committee met three times. The Pricing Committee did not meet. All directors attended at least 75% of all Board and Committee meetings held during the 2005 fiscal year. The Company's policy regarding director attendance at annual meetings of shareholders is that directors are encouraged but not required to attend such annual meetings. Each of the Company's then current directors attended the Company's 2005 annual meeting of shareholders.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD?

        The Company adopted Shareholder Communication Procedures (the Procedures) that set forth the process by which shareholders of the Company may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual director, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and communications made in connection with such proposals are not subject to the Procedures. The Company's bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Company's annual meeting of shareholders, an individual for election as director.

        Pursuant to the Procedures, shareholders should send their communications to the Company's Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Email communications may be sent to: info@ellsworthfund.com. All shareholder communications that are directed to the Board or an individual director of the Company in his or her capacity as director and received by the Shareholder Relations Group shall be promptly forwarded to the individual director of the Company to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of the Company's Audit Committee and Governance Committee, and to counsel for the Company and for the independent directors. Counsel for the Company and for the independent directors, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Company and for the independent directors, working with the Chairs.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

        Mr. Dinsmore and Ms. O'Keeffe are the only directors of the Company who are officers of the Company or Davis-Dinsmore. Each director who is not an officer of the Company or Davis-Dinsmore currently receives (1) an annual fee of $7,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended,
(4) $1,000 plus expenses for each Committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each Committee meeting attended that is held in conjunction with a Board meeting. The chairperson of each Committee receives an additional $2,000 annual fee.

        The following table shows the compensation that was paid to the directors solely by the Company as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Company and Bancroft Fund) during the 2005 fiscal year.

                                           AGGREGATE COMPENSATION     TOTAL COMPENSATION
                                                FROM COMPANY          FROM FUND COMPLEX
                                                ------------          -----------------
Thomas H. Dinsmore.................                $  -0-                   $  -0-
Jane D. O'Keeffe...................                $  -0-                   $  -0-
Gordon F. Ahalt....................                $18,225                  $35,325
William A. Benton(1)...............                $17,625                  $35,125
Elizabeth C. Bogan, Ph.D...........                $20,325                  $40,025
Donald M. Halsted, Jr..............                $20,125                  $40,125
George R. Lieberman (2)............                $1,500                   $4,250
Duncan O. McKee....................                $15,625                  $30,625
Robert J. McMullan.................                $17,125                  $32,875
Nicolas W. Platt...................                $16,625                  $32,625

(1)     Mr. Benton will retire as a director as of January 13, 2006.
(2)     Mr. Lieberman retired as a director as of October 18, 2004.

HOW MANY SHARES OF THE COMPANY DOES MANAGEMENT OWN?

        The Company's directors, nominees for director and officers owned the shares of the Company's common stock shown on the following table as of October 31, 2005 (officers of the Company are identified in the "Additional Information
- Who Are the Company's Executive Officers?" section of this proxy).

                                                        SHARES OF COMPANY
                                                       OWNED BENEFICIALLY*
                                                       -------------------

Gordon F. Ahalt............................                   2,400
William A. Benton..........................                   7,428
Elizabeth C. Bogan, Ph.D...................                  24,779
Thomas H. Dinsmore.........................                  37,470(1)
Donald M. Halsted, Jr......................                   2,489
Robert J. McMullan.........................                     500
Duncan O. McKee............................                   4,319
Jane D. O'Keeffe...........................                  10,797(2)
Nicolas W. Platt...........................                       0
H. Tucker Lake, Jr.........................                  14,599(3)
Gary I. Levine.............................                   2,662(4)
Germaine M. Ortiz..........................                   1,617(5)
Mercedes A. Pierre.........................                   2,567(6)
Joshua P. Lake.............................                     467(7)

* Represents for each director and officer less than 1% of the outstanding shares of the Company. As of October 31, 2005, directors and officers of the Company beneficially owned in the aggregate 112,094 shares of the Company, representing approximately 0.09% of the outstanding shares. Except as otherwise indicated, each director and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1) Includes (i) 482 shares held in trust for the benefit of Mr. Dinsmore's minor child, (ii) 4,648 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 3,259 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.
(2) Includes (i) 1,423 shares held in trust for the benefit of Ms. O'Keeffe's minor children, and (ii) 1,386 shares owned jointly with her husband.
(3) Includes (i) 11,568 shares owned by Mr. Lake's spouse, and (ii) 184 shares held in trust for Mr. Lake's child.
(4) Includes (i) 336 shares as to which Mr. Levine possesses shared investment and voting power, (ii) 541 shares held in trust for the benefit of Mr. Levine's minor children, and (iii) 1,785 shares owned by his wife.
(5) Includes 580 shares as to which Ms. Ortiz possesses shared investment and voting power.
(6) Includes 414 shares as to which Ms. Pierre possesses shared investment and voting power.
(7) Includes 93 shares as to which Mr. Lake possesses shared investment and voting power.

                                   PROPOSAL 2

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

        The Board is asking you to vote on a new Investment Advisory Agreement (the New Advisory Agreement) because the Company may enter into a new advisory agreement only with shareholder approval. A form of the New Advisory Agreement is attached as Appendix C to this proxy statement.

        The New Advisory Agreement amends the current Investment Advisory Agreement (the Current Advisory Agreement) primarily by removing provisions in the agreement relating to administrative services to be provided to the Company by Davis-Dinsmore. It is proposed that administrative services will be provided by Davis-Dinsmore pursuant to a separate Administrative Services Agreement.

        Under the proposal, the amounts to be paid to Davis-Dinsmore for providing administrative services under the Administrative Services Agreement will be structured as compensation to Davis-Dinsmore rather than reimbursement by the Company to Davis-Dinsmore for expenses incurred in providing such administrative services, as is currently provided for in the Current Advisory Agreement (see "How Will Expenses Change if the New Advisory Agreement is Approved?" below).

        NO CHANGES TO INVESTMENT ADVISORY FEES OR THE ADVISORY SERVICES PROVIDED BY DAVIS-DINSMORE ARE BEING PROPOSED. IN ADDITION, THE AMOUNTS PAID TO DAVIS-DINSMORE FOR PROVIDING ADMINISTRATIVE SERVICES TO THE COMPANY WILL REMAIN THE SAME UNDER THE NEW ADMINISTRATIVE SERVICES AGREEMENT. AS A RESULT, THE AGGREGATE FEES TO BE PAID TO DAVIS-DINSMORE FOR PROVIDING INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES WILL NOT CHANGE IF THIS PROPOSAL IS APPROVED. THE AMOUNTS TO BE PAID TO DAVIS-DINSMORE UNDER THE ADMINISTRATIVE SERVICES AGREEMENT COULD BE CHANGED IN THE FUTURE WITHOUT SHAREHOLDER APPROVAL, ALTHOUGH THERE IS NO CURRENT INTENTION TO DO SO.

        A full description of the New Advisory Agreement and new Administrative Services Agreement is set forth below under "What are the Terms of the New Advisory Agreement?" and "What are the Terms of the New Administrative Services Agreement?"

WHO IS THE INVESTMENT ADVISER?

        Davis-Dinsmore has been the investment adviser for the Company since its inception in 1986. The Current Advisory Agreement has been in effect since January 12, 2001, the date on which the Company's shareholders last voted on and approved such agreement. Shareholders last voted on the Current Advisory Agreement to, among other things, clarify the scope of services provided by Davis-Dinsmore. The Board, including a majority of the independent directors, last approved the Current Advisory Agreement at an in-person meeting held on October 17, 2005.

        Davis-Dinsmore is a privately owned Delaware corporation that acts as an investment adviser to the Company and to Bancroft Fund. The address of Davis-Dinsmore is 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960. Thomas H. Dinsmore and Jane D. O'Keeffe each own of record and beneficially, at least ten percent or more of the outstanding voting securities of Davis-Dinsmore. The principal executive officer of Davis-Dinsmore is Thomas H. Dinsmore and the directors are Thomas H. Dinsmore, Jane D. O'Keeffe, Sally Jean Finnican and Jean H. Dinsmore.

        The following table provides information with respect to the principal executive officer and the directors of Davis-Dinsmore. The business address of each principal executive officer and director is 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

NAME                                 POSITION WITH DAVIS-DINSMORE         PRINCIPAL OCCUPATION
----                                 ----------------------------         --------------------

Thomas H. Dinsmore.............      Director (since 1994), Chairman      Chairman and Chief Executive Officer of the
                                     and Chief Executive Officer (since   Company, Bancroft Fund (since 1995) and
                                     1996)                                Davis-Dinsmore (investment adviser to the
                                                                          Company and Bancroft Fund)

Jane D. O'Keeffe...............      Director and President (since 1996)  President of the Company, Bancroft Fund and
                                                                          Davis-Dinsmore

Sally Jean Finnican............      Director (since 1996)                Homemaker

NAME                                 POSITION WITH DAVIS-DINSMORE         PRINCIPAL OCCUPATION
----                                 ----------------------------         --------------------

Jean H. Dinsmore...............      Director (since 1981)                Retired

WHICH DIRECTORS OR OFFICERS OF THE COMPANY HOLD POSITIONS WITH DAVIS-DINSMORE?

        Thomas H. Dinsmore and Jane D. O'Keeffe, both of whom are directors and executive officers of the Company, also are directors and officers of Davis-Dinsmore. H. Tucker Lake, Jr., Joshua P. Lake, Gary I. Levine, Germaine M. Ortiz and Mercedes A. Pierre, who are officers of the Company, are also officers of Davis-Dinsmore.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

        Under the Current Advisory Agreement, Davis-Dinsmore, subject to the supervision of the Board and in conformity with the stated investment objectives, policies and limitations of the Company, supervises all aspects of the Company's operations including the investment and reinvestment of cash, securities or other properties comprising the Company's assets. In this regard, it is Davis-Dinsmore's responsibility to (a) supervise all aspects of the operations of the Company; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company;
(c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the above.

        In placing orders for the purchase and sale of securities for the Company, Davis-Dinsmore is obligated to obtain the most favorable price and execution available under the circumstances, and may take into account the value of the research provided, execution capability, commission rate, and financial responsibility and responsiveness of the broker-dealer to Davis-Dinsmore.

        Davis-Dinsmore is also responsible for furnishing to the Company office space and facilities, paying the salaries of the Company's executive officers, and furnishing bookkeeping and statistical services to the Company.

        The Current Advisory Agreement provides that the Company will pay or cause to be paid all of the costs and expenses associated with the Company's operations and activities, except those expressly assumed by Davis-Dinsmore. Expenses not assumed by Davis-Dinsmore include:

        o expenses in connection with the Company's organization and with the offering of its securities;

        o       fees and expenses of unaffiliated directors;

        o legal and accounting fees, fees of its custodian, registrar and transfer agent;

        o fees of the dividend disbursing agent and Dividend Reinvestment Plan Agent;

        o       taxes, interest, brokerage commissions; and

        o direct costs of postage, printing, copying and travel expenses of the Company's officers attributable to the conduct of the Company's business.

        The Current Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or by the holders of a majority of the outstanding voting securities of the Company as defined in the Investment Company Act, and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The Current Advisory Agreement provides that the Company or Davis-Dinsmore may terminate the agreement on 60 days' written notice without penalty. The Current Advisory Agreement terminates automatically in the event of its assignment.

        Fees payable to Davis-Dinsmore under the Current Advisory Agreement are paid monthly and are computed at an annual rate of 0.75% of the first $100,000,000 of the Company's average weekly net assets and 0.50% of the Company's weekly average net assets in excess of $100,000,000. The Company paid Davis-Dinsmore fees totaling $785,902 during the fiscal year ended September 30, 2005.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY DAVIS-DINSMORE TO THE COMPANY?

        Davis-Dinsmore also provides certain administrative services, including statistical, clerical and bookkeeping services, under the Current Advisory Agreement. Davis-Dinsmore receives reimbursement from the Company for the first $25,000 of the costs and expenses incurred by Davis-Dinsmore for providing such services for the Treasurer's office each year. The Company reimbursed Davis-Dinsmore $25,000 for costs and expenses of the Treasurer's office during the fiscal year ended September 30, 2005.

WHAT ADVISORY FEES DID DAVIS-DINSMORE RECEIVE FROM A SIMILAR FUND IT MANAGES?

        Bancroft Fund is currently the only other fund managed by Davis-Dinsmore. Bancroft Fund paid Davis-Dinsmore fees totaling $823,932 during the Company's fiscal year ended September 30, 2005. Bancroft Fund's advisory fee schedule is as follows:

                             SIZE OF FUND            FEE ARRANGEMENT
     NAME OF FUND         (AS OF 10/31/2005)          (ANNUAL RATE)           EXPENSE LIMITATIONS
---------------------  -----------------------  -------------------------  -------------------------
    Bancroft Fund            $117,635,508           0.75% of the first                None
                                                 $100,000,000 of weekly
                                                 net assets and 0.50% of
                                                     the excess over
                                                      $100,000,000

WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?

        As stated above, the primary difference between the Current Advisory Agreement and the New Advisory Agreement is the removal from the advisory agreement of provisions requiring Davis-Dinsmore to provide administrative services to the Company. These services will now be provided by Davis-Dinsmore pursuant to a separate Administrative Services Agreement, which will compensate Davis-Dinsmore $25,000 per year for providing such services. In addition, the amounts to be paid to Davis-Dinsmore for providing administrative services under the Administrative Services Agreement will be structured as compensation to Davis-Dinsmore rather than reimbursement by the Company to Davis-Dinsmore for expenses incurred in providing such administrative services, as is currently provided for in the Current Advisory Agreement (see "How Will Expenses Change if the New Advisory Agreement is Approved?" below).

        These changes, as well as other changes being made, are discussed more fully below. Except for these changes, the terms of the Current Advisory Agreement and the New Advisory Agreement are substantially similar, except for the effective dates and the renewal dates.

     ADMINISTRATIVE SERVICES AND TREASURER'S OFFICE REIMBURSEMENT

        The Company's Current Advisory Agreement requires that Davis-Dinsmore furnish statistical, clerical and bookkeeping services to the Company. It also requires Davis-Dinsmore to provide certain other administrative services related to the Company's Treasurer's office, including the valuation of securities owned by the Company, the preparation of financial statements and schedules of the Company's investments for inclusion in certain periodic reports to the Board and to the SEC, and the maintenance of files relating to the foregoing. The Company is required to pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred by Davis-Dinsmore in connection with the performance of such administrative services for the Company and rent, personnel costs and other overhead expenses allocable to the aforementioned services. The Company's Current Advisory Agreement also permits the Company to pay the costs of any additional services performed in the future by the Treasurer's office in lieu of similar services previously performed by third party contractors at the Company's expense.

        It is proposed that arrangements to provide the above administrative services be removed from the advisory agreement and that such services be set forth in a separate administrative services agreement between the Company and Davis-Dinsmore. (See "What are the Terms of the New Administrative Services Agreement?" below). THERE ARE NO PROPOSED CHANGES IN ADVISORY FEES AND THERE WILL BE NO CHANGES TO THE ADVISORY SERVICES SET FORTH IN THE NEW ADVISORY AGREEMENT AS A RESULT OF THESE CHANGES. MOREOVER, THE AMOUNT THAT DAVIS-DINSMORE WILL RECEIVE FOR PROVIDING ADMINISTRATIVE SERVICES TO THE COMPANY WILL REMAIN THE SAME IF THE NEW ADVISORY AGREEMENT IS APPROVED. AS A RESULT, THE AGGREGATE FEES TO BE PAID TO DAVIS-DINSMORE FOR PROVIDING INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES WILL NOT CHANGE IF THE NEW ADVISORY AGREEMENT IS APPROVED. THE AMOUNTS TO BE PAID TO DAVIS-DINSMORE UNDER THE ADMINISTRATIVE SERVICES AGREEMENT COULD BE CHANGED IN THE FUTURE WITHOUT SHAREHOLDER APPROVAL, ALTHOUGH THERE IS NO CURRENT INTENTION TO DO SO.

        The amounts to be paid to Davis-Dinsmore for providing administrative services under the Administrative Services Agreement will be structured as compensation to Davis-Dinsmore rather than reimbursement by the Company to Davis-Dinsmore for expenses incurred in providing such administrative services (see "How Will Expenses Change if the New Advisory Agreement is Approved?" below).

     OTHER CHANGES BEING PROPOSED

        The Company's Current Advisory Agreement states that Davis-Dinsmore will pay the salaries of the Company's executive officers. The Company's executive officers do not receive salaries for acting as executive officers. Rather, persons who are executive officers of the Company are also employees of Davis-Dinsmore, and receive compensation from Davis-Dinsmore as employees of Davis-Dinsmore. Accordingly, it is proposed that the provision respecting the payment of salaries of the Company's executive officers be removed from the New Advisory Agreement.

        The Current Advisory Agreement provides that the laws of the State of Maryland shall, except to the extent that any applicable provisions of some other law shall be controlling, govern the construction, validity and effect of the agreement. The parties chose the laws of Maryland as governing the agreement because the Company is a Maryland corporation.

        Because it is proposed that the Company be reorganized as a Delaware statutory trust (see Proposal 4 of this Proxy Statement), and Davis-Dinsmore is a Delaware corporation, it is proposed that the laws of the State of Delaware should govern the construction, validity and effect of the New Advisory Agreement, except to the extent that any applicable provisions of some other law are controlling. This change is reflected in the New Advisory Agreement. However, because Davis-Dinsmore's principal office is in New Jersey, and it will perform its obligations under the New Advisory Agreement in New Jersey, there can be no assurance that, if litigation were to arise under the New Advisory Agreement, a court would apply the laws of the State of Delaware in interpreting the agreement.

        Except for these changes, the terms of the Current Advisory Agreement and the New Advisory Agreement are substantially similar, except for the effective dates and the renewal dates.

WHAT ARE THE TERMS OF THE NEW ADMINISTRATIVE SERVICES AGREEMENT?

        The Board has approved a new administrative services agreement (the Administration Services Agreement) for the Company. This Administrative Services Agreement is being proposed so that the administrative services currently provided by Davis-Dinsmore pursuant to provisions of the Current Advisory Agreement are provided under an Administrative Services Agreement. Under the Administrative Services Agreement, Davis-Dinsmore will receive $25,000 per year as compensation for performing administrative services that were previously set forth in the Current Advisory Agreement.

        When considering the appropriate amount that the Company should pay Davis-Dinsmore for administrative services, and structuring the fees as compensation for services rather than as reimbursement of costs and expenses, the Board considered (i) the additional administrative services provided by Davis-Dinsmore in recent years due to increased regulation, (ii) the additional expenses incurred by Davis-Dinsmore in providing such services, and (iii) that the Company has reimbursed Davis-Dinsmore $25,000 each year since the Company commenced operations for expenses incurred by the Treasurer's Office in performing administrative services. As a result, the Board concluded that the Administrative Services Agreement should be structured so that Davis-Dinsmore is not required to seek reimbursement for its costs for providing services but rather is paid a fixed compensation for providing such services. The amounts to be paid to Davis-Dinsmore under the Administrative Services Agreement could be changed in the future without shareholder approval, although there is no current intention to do so.

        The new Administrative Services Agreement sets forth a more detailed list of administrative services to be provided by Davis-Dinsmore than does the Current Advisory Agreement. Under the new Administrative Services Agreement, Davis-Dinsmore, as administrator, will provide, or arrange for the provision of, the following services:

        o the services of a principal financial officer (including related office space, facilities and equipment) whose normal duties consist of:

                i. valuing securities owned by the Company and calculating the daily net asset value of the Company;

                ii. preparing periodic reports to the Board, the shareholders, and the SEC including, but not limited to, financial statements and schedules of the Company's investments;

                iii. processing Company expenses including validation and payment of expenses, and the calculation of asset based expenses;

                iv. monitoring capital gain positions of the Company and the calculation of capital gains distributions;

                v. preparing audit working papers and coordination with the Company's independent auditors;

                vi. preparing and filing of annual federal income tax and excise tax returns, various state tax filings and documents necessary for reclaiming foreign taxes withheld, if any; and

                vii.    maintaining files relating to the foregoing;

        o the services (including related office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

        o       clerical, bookkeeping and statistical services to the Company;

        o       maintenance of the books and records of the Company;

        o evaluation and reporting to the Board on the performance of the custodian, transfer agent, dividend reinvestment plan agent for the Company, and other agents as agreed upon by the Company and Davis-Dinsmore from time to time;

        o supervision of the Company's relationship with any stock exchange on which the Company's shares are listed; and

        o such other administrative services as may be furnished from time to time by Davis-Dinsmore to the Company at the request of the Board.

        The proposed effective date of the Administrative Services Agreement is January 13, 2006, which coincides with the effective date of the New Advisory Agreement with Davis-Dinsmore, if shareholders approve such New Advisory Agreement. If shareholders do not approve the New Advisory Agreement, then the Company and Davis-Dinsmore will not enter into the Administrative Services Agreement.

HOW WILL EXPENSES CHANGE IF THE NEW ADVISORY AGREEMENT IS APPROVED?

        As described above, the investment advisory fee rate payable to Davis-Dinsmore will not change if the New Advisory Agreement is approved by shareholders. In addition, the maximum amount to be paid to Davis-Dinsmore for providing administrative services to the Company will not change under the Administrative Services Agreement, although the amount paid to Davis-Dinsmore will be structured as compensation to Davis-Dinsmore rather than reimbursement by the Company to Davis-Dinsmore for expenses incurred in providing such administrative services. The compensation to be paid to Davis-Dinsmore under the Administrative Services Agreement could be changed in the future by the Board, although there is no current intention to do so. Any such futures changes in the compensation to be paid to Davis-Dinsmore under the Administrative Services Agreement would not require shareholder approval.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE NEW ADVISORY AGREEMENT?

        The Board discussed the New Advisory Agreement at an in-person meeting held on October 17, 2005. The independent directors also discussed the approval of the New Advisory Agreement with independent legal counsel at that meeting. In evaluating the New Advisory Agreement, the Board requested and received information from Davis-Dinsmore to assist it in its deliberations.

        The Board considered the following factors in determining reasonableness and fairness of the New Advisory Agreement with Davis-Dinsmore:

        o THE NATURE AND EXTENT OF THE ADVISORY SERVICES PROVIDED BY DAVIS-DINSMORE. The Board and the independent directors reviewed the services to be provided by Davis-Dinsmore under the New Advisory Agreement. The Board noted that, consistent with the terms of the Current Advisory Agreement, under the New Advisory Agreement, Davis-Dinsmore would supervise all aspects of the Company's operations including the investment and reinvestment of cash, securities or other properties comprising the Company's assets. In this regard, the Board noted that it is Davis-Dinsmore's responsibility to, among other things, (a) supervise all aspects of the operations of the Company; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company; (c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the above. The Board and the independent directors noted that no changes in the level or type of investment advisory services provided under the Current Advisory Agreement with Davis-Dinsmore would occur if the New Advisory Agreement is approved by shareholders. The Board noted that administration services formerly provided under the Current Advisory Agreement would not be provided under the New Advisory Agreement, and that such services instead would be provided under a new Administrative Services Agreement. Based on such review and comparison of the terms of the New Advisory Agreement and the Current Advisory Agreement, both the Board and the independent directors concluded that the range of services to be provided by Davis-Dinsmore under the New Advisory Agreement was appropriate.

        o THE QUALITY OF SERVICES PROVIDED BY DAVIS-DINSMORE. In reviewing the qualifications of Davis-Dinsmore to provide investment advisory services, both the Board and the independent directors reviewed the credentials and experience of Davis-Dinsmore's investment personnel who will provide investment advisory services to the Company, and considered Davis-Dinsmore's (i) portfolio and product review process, particularly its adherence to the Company's investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, (iv) investment research operations and trading operations, and (v) focus on proving quality services while keeping the Company's fees and expenses low. The Board and the independent directors also took into consideration the presentations made by Davis-Dinsmore at prior Board meetings pertaining to its management of the Company. Based on the review of these and other factors, both the Board and the independent directors determined and concluded that the quality of services to be provided by Davis-Dinsmore was appropriate and that Davis-Dinsmore was qualified to continue to provide investment advisory services to the Company.

        o THE PERFORMANCE OF THE COMPANY RELATIVE TO COMPARABLE FUNDS. Both the Board and the independent directors reviewed the performance of the Company (at net asset value) during the past one, three, five and ten fiscal years against the performance of other closed-end funds categorized to be in the Company's peer group by Lipper, Inc. Both the

                Board and the independent directors noted that the Company's performance during the one, three and five year periods was below the average performance of all closed-end funds in the peer group, but was above the average performance of such funds for the ten year period. In evaluating the Company's performance against other funds in its peer group, the Board and the independent directors took into account the fact that many of the Company's competitors engage in leverage, which has increased their returns, but that the Company does not engage in leverage. In addition, the Board and the independent directors recognized that many of the Company's competitors have a higher percentage of their assets invested in securities with lower credit quality than does the Company, and that such securities have performed better than higher quality securities in recent years. Because of the differences in how funds in the Company's peer group are managed, the Board and the independent directors concluded that they should consider the performance of the Company against appropriate indices as a more relevant factor in assessing the performance of the Company.

        o THE PERFORMANCE OF THE COMPANY RELATIVE TO INDICES. Both the Board and the independent directors reviewed the performance of the Company (at net asset value) during the past one, five and ten year fiscal years against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index (the "Indices"). Both the Board and the independent directors noted that the Company's performance during the one and five year periods was above the Indices' performance. The Board and the independent directors also noted that for the ten year period the Company's performance was above the Merrill Lynch Investment Grade Convertibles Index, but below the Merrill Lynch All Convertibles Index. Based on this review and taking into account all of the other factors that the Board and the independent directors considered in determining whether to approve the New Advisory Agreement, the Board and the independent directors concluded that no changes should be made to the Company's investment objective or policies, or the portfolio management team.

        o MEETINGS WITH THE COMPANY'S PORTFOLIO MANAGER AND INVESTMENT PERSONNEL. Both the Board and the independent directors noted that they meet regularly with the Company's portfolio manager and investment personnel, and believe that such individuals are competent and able to continue to carry out their responsibilities under the New Advisory Agreement.

        o OVERALL PERFORMANCE OF DAVIS-DINSMORE. After considering the overall performance of Davis-Dinsmore in providing investment advisory and administrative services to the Company, both the Board and the independent directors concluded that such performance was satisfactory.

        o FEES RELATIVE TO THOSE OF CLIENTS OF DAVIS-DINSMORE WITH COMPARABLE INVESTMENT STRATEGIES. Both the Board and the independent directors noted that the Company and Bancroft Fund (the Funds) are the only clients of Davis-Dinsmore, and that the advisory fee rates for the Funds are the same. Both the Board and the independent directors concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Company was fair as compared to the rate for Bancroft Fund.

        o FEES RELATIVE TO THOSE OF COMPARABLE FUNDS WITH OTHER ADVISORS. After reviewing the advisory fee rate for the Company against the advisory fee rates for funds advised by other advisors in the Company's peer group both the Board and the independent directors determined that the Company's advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Company was fair and reasonable.

        o EXPENSE LIMITATIONS AND FEE WAIVERS. Both the Board and the independent directors noted that, although there are no contractual expense limitations or fee waivers in effect for the Company, Davis-Dinsmore is very diligent in its efforts to keep expenses of the Company as low as possible. Both the Board and the independent directors also noted that the Company's expense ratio had declined as a result of the Company's rights offering during the 2004 fiscal year, but that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent directors concluded that the current level of expenses for the Company was reasonable.

        o BREAKPOINTS AND ECONOMIES OF SCALE. Both the Board and the independent directors reviewed the structure of the Company's advisory fee under the Current Advisory Agreement, and noted that the fee includes a significant breakpoint when the Company's assets reach $100 million. Both the Board and the independent directors noted that breakpoints had become effective as a result of the Company's rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent directors concluded that it was not necessary to implement any further changes to the structure of the advisory fee for the Company.

        o PROFITABILITY OF DAVIS-DINSMORE. Both the Board and the independent directors reviewed information concerning the profitability and financial condition of Davis-Dinsmore. In particular, the Board reviewed Davis-Dinsmore's financial statements including its income statement and audited balance sheet. The Board also reviewed Davis-Dinsmore's costs in providing services to the Funds. The Board noted that Davis-Dinsmore's sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board noted that if the New Advisory Agreement is approved, the Company will enter into the Administrative Services Agreement with Davis-Dinsmore, which will provide a source of revenue for Davis-Dinsmore. The Board and the independent directors noted that Davis-Dinsmore's operations remain profitable, but that increased expenses in recent years have reduced Davis-Dinsmore's profitability. The Board also noted that increasing the success of the Funds will positively impact Davis-Dinsmore's profitability. Based on the review of the profitability of Davis-Dinsmore and its financial condition, both the Board and the independent directors concluded that the compensation to be paid by the Company to Davis-Dinsmore under the New Advisory Agreement was not excessive.

        o BENEFITS OF SOFT DOLLARS TO DAVIS-DINSMORE. Both the Board and the independent directors discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Company. Both the Board and the independent directors recognized that Davis-Dinsmore does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Company. This research is used by Davis-Dinsmore in making investment decisions for the Company. Both the Board and the independent directors also considered representations made by Davis-Dinsmore that portfolio transactions received best execution. Because such research ultimately benefits the Company, the Board and the independent directors concluded that it was appropriate to receive proprietary research.

        o DAVIS-DINSMORE'S FINANCIAL SOUNDNESS IN LIGHT OF THE COMPANY'S NEEDS. Both the Board and the independent directors considered whether Davis-Dinsmore is financially sound and has the resources necessary to perform its obligations under the New Advisory Agreement, and concluded that Davis-Dinsmore has the financial resources necessary to fulfill its obligations under the New Advisory Agreement.

        o HISTORICAL RELATIONSHIP BETWEEN THE COMPANY AND DAVIS-DINSMORE. In determining whether to approve the New Advisory Agreement for the Company, both the Board and the independent directors also considered the prior relationship between Davis-Dinsmore and the Company, as well as the independent directors' knowledge of Davis-Dinsmore's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent directors also reviewed the general nature of the non-investment advisory services currently performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for performing such services. The Board noted that if the New Advisory Agreement is approved, the Company will enter into the Administrative Services Agreement with Davis-Dinsmore, and such administrative services would be provided pursuant to such agreement. In addition to reviewing such services, both the Board and the independent directors also considered the organizational structure employed by Davis-Dinsmore to provide those services. Based on the review of these and other factors, both the Board and the independent directors concluded that Davis-Dinsmore was qualified to continue to provide non-investment advisory services to the Company, including administrative services, and that Davis-Dinsmore currently is providing satisfactory non-investment advisory services.

        o OTHER FACTORS AND CURRENT TRENDS. Both the Board and the independent directors considered the culture of compliance and high ethical standards at Davis-Dinsmore, and the efforts historically and currently undertaken by Davis-Dinsmore to engage in best practices. Both the Board and the independent directors noted Davis-Dinsmore's historical adherence to compliance procedures, as well as the Company's investment objectives, policies and restrictions. Both the Board and the independent directors concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the New Advisory Agreement for the Company.

        o BREAKOUT OF ADMINISTRATIVE SERVICES. The Board and the independent directors considered the fact that the administrative services being provided by Davis-Dinsmore under the Current Advisory Agreement were not included in the New Advisory Agreement, and instead are set forth in a new Administrative Services Agreement. When evaluating the new Administrative Services Agreement, the Board and the independent directors considered (i) the additional administrative services provided by Davis-Dinsmore in recent years due to increased regulation, (ii) the additional expenses incurred by Davis-Dinsmore in providing such services, and (iii) that the Company has reimbursed Davis-Dinsmore $25,000 each year (which is the maximum amount permitted to be reimbursed under the Current Advisory Agreement) since the Company commenced operations for expenses incurred by the Treasurer's Office in performing administrative services. As a result, the Board and the independent directors concluded (i) that the new Administrative Services Agreement should be structured so that Davis-Dinsmore is not required to seek reimbursement for its costs in providing administrative services but rather be paid fixed compensation in the amount of $25,000 for providing such services, and (ii) that such arrangement was fair and reasonable. In concluding the new

                Administrative Service Agreement was fair and reasonable, the Board and the independent directors considered, in addition to the factors set forth above, the Company's need for the provision of administrative services, the quality of administrative services provided by Davis-Dinsmore in the past, the amounts to be paid under the Administrative Services Agreement, and how the amounts paid to Davis-Dinsmore under the Administrative Services Agreement impact Davis-Dinsmore's profitability. The Board and the independent directors also considered the fact that in the future, the fees for administration services could be increased by the Board without shareholder approval. Both the Board and the independent directors concluded that this breakout of administrative services was an important factor in their determination that they should approve the New Advisory Agreement for the Company.

        After considering the above factors, the Board concluded that it is in the best interests of the Company and its shareholders to approve the New Advisory Agreement.

        The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that shareholders approve the New Advisory Agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent legal counsel, retained by the independent directors and paid for by the Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

        If approved, the New Advisory Agreement is expected to become effective on January 13, 2006 or such later date as such Agreement is approved by shareholders if the Annual Meeting is adjourned or postponed. The New Advisory Agreement will expire, unless renewed, on or before December 31, 2006. If shareholders of the Company do not approve Proposal 2, the Current Advisory Agreement with Davis-Dinsmore will continue in effect for the Company.

WHAT IS THE REQUIRED VOTE?

        The affirmative vote of an "Investment Company Act Majority" is needed to approve the New Advisory Agreement. An "Investment Company Majority" is defined as the lesser of (a) the vote of 67% or more of the voting securities of the Company present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THIS PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

       THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NEW ADVISORY AGREEMENT.

                                   PROPOSAL 3

                ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION

WHAT IS THE PROPOSAL?

        Pursuant to the Investment Company Act, the Company has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval.

        The Board is recommending that you approve modernizing the Company's fundamental investment restrictions by approving the removal of a restriction which prevents the Company from purchasing securities of companies with less than three years of continuous operations ("unseasoned issuers"). The Board approved this change at an in-person meeting held on October 17, 2005.

        If this proposal is not approved by the Company's shareholders, the current fundamental investment restriction of the Company related to unseasoned issuers will remain in effect.

WHAT IS THE CURRENT FUNDAMENTAL RESTRICTION?

        The Company's existing fundamental restriction with regard to investments in unseasoned issuers is as follows:

           "The Company will not purchase securities (i) of companies which, with their predecessors, or (ii) which are guaranteed by companies which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the market value of the Company's total assets to be invested in the securities of such companies. This restriction does not apply to Government Securities".

WHY DO WE WANT TO REMOVE THIS FUNDAMENTAL RESTRICTION?

        Many convertible securities are now being issued by newly created entities or special purpose entities. This restriction prevents the Company from purchasing these securities. By removing this restriction, Davis-Dinsmore will have greater flexibility in seeking investment opportunities for the Company.

        Unseasoned issuers, however, may have less experienced management, more limited product lines, and may be subject to more volatile price swings than more seasoned issuers. As a result, investments in these types of securities may subject the Company to greater risk of loss, as well as gain. The Company is still subject to issuer diversification requirements, however, which will limit the Company's exposure to any one issuer.

WHAT IS THE REQUIRED VOTE?

        The affirmative vote of an Investment Company Act Majority is needed to eliminate a fundamental investment restriction of the Company. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THIS PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELIMINATION OF THIS FUNDAMENTAL INVESTMENT RESTRICTION.

                                   PROPOSAL 4

                          REORGANIZATION OF THE COMPANY

WHAT IS THE PROPOSAL?

        The Board has approved a plan to reorganize the Company as a Delaware statutory trust. The purpose of the reorganization is to modernize the company's governing documents. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

        o       Why we want to reorganize the Company.

        o       How we plan to accomplish the reorganization.

        o How the reorganization will affect the Company and the shareholders.

        o How a Delaware statutory trust compares to the Company's current legal structure.

        o How many shareholder votes we need to approve the reorganization.

WHY DO WE WANT TO REORGANIZE THE COMPANY?

     DELAWARE LAW IS FAVORABLE TO INVESTMENT COMPANIES

        We have proposed to reorganize the Company as a statutory trust because Delaware's statutory trust law contains provisions that are well suited to investment companies. In Delaware, the Company will enjoy a higher level of flexibility in governance. For example, from time to time, in between scheduled meetings of the Board, the directors are asked to approve certain matters affecting the Company. Currently, all directors must sign a consent approving such matters. As a Delaware statutory trust, the directors would be permitted to act between regular meetings by a consent signed by at least 75% of the trustees. This will permit the Board to act in a more timely manner if a trustee is unavailable to approve such action. This change would also permit the Board to take action in between meetings if fewer than 25% of the trustees disapprove of the proposed action.

     MODERNIZATION OF SHAREHOLDER RIGHTS

        Reorganization of the Company as a Delaware statutory trust will provide an opportunity for the directors of the Company to modernize the governing documents of the Company pertaining to rights of shareholders. The Company's Charter (the Charter) currently requires the vote of holders of two-thirds of the outstanding shares to approve a number of extraordinary matters. The governing documents for the Delaware statutory trust would lower those voting requirements for several of these matters to a majority of the outstanding shares if the action has been approved by two-thirds of the trustees (including two-thirds of the independent trustees) (Required Trustee Approval). As a result, if an extraordinary matter receives the Required Trustee Approval, it may be easier to obtain shareholders approval of the matter because a lower vote would be required to pass the proposal. In addition, shareholders will be permitted to vote by majority consent in certain situations. CERTAIN VOTING RIGHTS THAT SHAREHOLDERS CURRENTLY HAVE UNDER CERTAIN CIRCUMSTANCES WITH RESPECT TO THEIR RIGHT TO VOTE ON AN AMENDMENT TO THE

COMPANY'S CHARTER RELATING TO QUARTERLY TENDERS WOULD BE ELIMINATED, HOWEVER, AS DISCUSSED MORE FULLY BELOW UNDER "HOW WILL THE TRUST COMPARE TO THE COMPANY'S CURRENT LEGAL STRUCTURE? - VOTING RIGHTS OF SHAREHOLDERS."

     NO EFFECT ON THE COMPANY'S OPERATIONS

        The "move" to Delaware will be largely on paper. There will be no change to the investment objectives, policies or strategies of the Company.

HOW DO WE PLAN TO ACCOMPLISH THE REORGANIZATION?

     AGREEMENT OF MERGER

        The Board has approved a written Agreement of Merger (the Merger Agreement), attached as Appendix D, for the Company. This document spells out the terms and conditions that will apply to the Company's reorganization as a Delaware statutory trust. Under the Maryland General Corporation Law and 1940 Act, shareholders must approve the Merger Agreement in order for the reorganization to occur.

     STEPS TO REORGANIZE

        In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware statutory trust (the Trust) for the Company. Prior to the reorganization, the Trust will issue a single share--to the Company. Second, the shareholders will vote on the Merger Agreement. Third, if the Merger Agreement is approved, the Company will be merged with and into the Trust, the separate existence of the Company will cease, and all of the assets and all of the liabilities of the Company immediately prior to the merger will be become assets and liabilities of the Trust. As part of this third step, each full and/or fractional Company share, issued and outstanding immediately prior to the effective time of the merger, will be converted (without the surrender of stock certificates or any other action) into one full and/or fractional paid and non-assessable Trust share, par value $0.01, of the Trust. All Company shares will, simultaneously with such conversion, cease to exist.

     EFFECTIVE AS SOON AS PRACTICABLE

        If the Merger Agreement is approved by shareholders, the reorganization will take place as soon as feasible after the Company receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by January 31, 2006. However, at any time prior to the reorganization, the Board may decide that it is in the best interest of the Company and its shareholders not to go forward with this reorganization. If that happens, the Company will continue to operate as it is currently organized.

HOW WILL THE REORGANIZATION AFFECT THE COMPANY?

     THE COMPANY'S INVESTMENT OBJECTIVES, POLICIES, INVESTMENT ADVISER AND FISCAL YEAR WILL STAY THE SAME

        The reorganization will not change the Company's investment objectives, policies, investment adviser or fiscal year.

     THE REORGANIZATION WILL NOT CHANGE THE SHARES YOU OWN OR THE COMPANY'S SHARE PRICE

        On the day of the reorganization, the newly formed Trust's share price will be the same as that of the Company, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Company will carry over in the reorganization.

     THE COMPANY'S EXISTING DIRECTORS WILL BE REELECTED

        Federal securities laws require that at least one-half of the Company's directors be elected by shareholders. While the Company more than meets this standard now, that technically will not be true once it reorganizes as a Trust. Rather than call another shareholder meeting to vote on trustees after the reorganization, we will treat shareholder approval of the Merger Agreement as authorizing the Company, as the initial shareholder of the Trust, to elect the Company's current Board members to the same positions with the Trust and for a period of time that corresponds to their current terms of office with the Company. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization. (Please refer to Proposal 1 of this proxy statement for detailed information concerning your directors.)

     THE COMPANY'S ADVISORY AGREEMENT WILL BE APPROVED

        We will treat shareholder approval of the reorganization as approval of the Company's then current advisory agreement and administrative services agreement, if any. In other words, if Proposal 2 is approved by shareholders, the Trust will enter into an investment advisory agreement with Davis-Dinsmore that will be substantially identical to the New Advisory Agreement, and an administrative services agreement that will be substantially identical to the Administrative Services Agreement. If Proposal 2 is not approved by shareholders, then the Trust will enter into an investment advisory agreement that is substantially identical to the Current Advisory Agreement and the Trust will not enter into an Administrative Services Agreement. Information on the Current Advisory Agreement, the New Advisory Agreement, and the Administrative Services Agreement are set forth above under Proposal 2.

     THE COMPANY'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED

        We will treat shareholder approval of the reorganization as ratification of the Company's existing independent auditors, Tait Weller. In this role, Tait Weller audits and certifies the Company's financial statements. Tait Weller also reviews the Company's Annual Reports to Shareholders and its filings with the SEC. Neither Tait Weller nor any of its partners has any direct or material indirect financial interest in the Company.

     THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL
     LEVEL

        We fully expect that the reorganization will have no federal income tax consequences for you or the Company. We will not proceed with the reorganization until this point is confirmed by an opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of the Trust shares will be the same as the adjusted basis of the Company's shares. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

HOW WILL THE TRUST COMPARE TO THE COMPANY'S CURRENT LEGAL STRUCTURE?

        Federal securities laws have much to say about the way that investment companies operate, but they do not cover every aspect of an investment company's existence. State law and the Company's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing the Company with the state law and documents that will apply if it reorganizes as a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. (You or your attorney would need to review the laws and Company documents firsthand for that sort of analysis.) We simply want you to know how a Delaware statutory trust compares in certain key areas to a Maryland corporation, the Company's present legal structure.

     FLEXIBILITY IN GOVERNING DOCUMENTS

        The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation, such as the Company, is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust (the Declaration). In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to the Company's Charter would typically require shareholder approval. Under Delaware law, unless the Declaration provides otherwise, amendments to the Declaration may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of the Board's functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may under certain circumstances, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, the Board is required to obtain shareholder approval prior to changing domicile or organizational form.

     SHAREHOLDER LIABILITY

        Shareholders will generally have no personal liability for the Company's obligations whether the Company is structured as a Delaware statutory trust or a Maryland corporation.

        Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

        The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust's Declaration provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration provides for indemnification out of the Trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if claims were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     TRUSTEE LIABILITY AND INDEMNIFICATION

        With a Maryland corporation, directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the company's best interests. The same is generally true for the trustees of a Delaware statutory trust, if so provided in the governing documents. Both the Maryland General Corporate Law and the Delaware Statutory Trust Act permit an entity to indemnify its directors/trustees from claims and expenses arising out of their service to the entity--unless, that is, a director/trustee has acted improperly in a particular matter.

        Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Company's Charter eliminates director and officer liability to the fullest extent permitted under Maryland law and the Investment Company Act. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

        Delaware statutory trust law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the Trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration and bylaws provide for the indemnification of the Trust's trustees and officers to the fullest extent permitted by law, except that no trustee or officer shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     REMOVAL OF DIRECTORS/TRUSTEES

        A director of the Company may only be removed for cause by the affirmative vote of two-thirds of the outstanding shares of the Company.

        A trustee of the Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or for cause by vote of two-thirds of the outstanding shares of the Trust.

     VOTING RIGHTS OF SHAREHOLDERS

        Shareholders of a Maryland corporation such as the Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

        The Company's Charter requires the vote of two-thirds of the outstanding shares of the Company to approve a: (i) merger or consolidation with an open-end investment company; (ii) dissolution of the Company; (iii) sale of all or substantially all assets of the Company; (iv) provision for any future presentment of shares by shareholders in accordance with the Charter Provision (as defined below); and (v) amendment to the Charter which makes the common stock a redeemable security or which reduces the two-thirds voting requirements.

        In addition, the Company's Charter contains a provision (the Charter Provision) that provides that, if the Company's shares have been trading at a 5% discount from their net asset values during the twelve week period ending November 15 of a given year, the Company shall submit a proposal, to the extent consistent with the 1940 Act, to shareholders that would allow shareholders to vote on an amendment to the Charter (the Tender Amendment), which, if approved, would require the Company to engage in quarterly tenders during the fiscal year. For the Tender Amendment to pass, shareholders holding two-thirds of the Company's outstanding shares must vote in favor of the Tender Amendment.

        The Trust's Declaration specifies the situations in which shareholders have voting rights. Under the Declaration shareholders have the right to vote for:

        (i) election of trustees, provided that a meeting of shareholders has been called for that purpose;

        (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose;

        (iii) dissolution of the Trust or a class of its shares of beneficial interest;

        (iv) sale, lease or exchange of all or substantially all of the assets of the Trust's investment portfolios, subject to certain exceptions;

        (v) the conversion of the Trust from a closed-end investment company to an open-end investment company;

        (vi) the issuance by the Trust, in one transaction or in a series of transactions, of any securities of the Trust having an aggregate value of five percent (5%) or more of the total value of the outstanding shares to any principal shareholder for cash;

        (vii) any amendment to the Declaration that makes the shares a "redeemable security" as that term is defined in the Investment Company Act;

        (viii) merger or consolidation of the Trust or any class thereof, with certain exceptions;

        (ix) any amendment to the Declaration that would have the effect of eliminating the classification of the Board with respect to the trustees' terms of office;

        (x) any amendment to the Declaration that would have the effect of reducing the indemnification provided thereby to covered persons or to shareholders or former shareholders;

        (xi) approval of any amendments to shareholders' voting rights under the Declaration; and

        (xii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

        The Declaration provides that items (iii) through (viii) above require the affirmative vote of two-thirds of the outstanding shares. However, if the action has been approved by two-thirds of the trustees (including two-thirds of the independent trustees), only the affirmative vote of a majority of the outstanding shares is required to take the action (Required Trustee Approval). As a result, if a proposal respecting items (iii) through (viii) above receives the Required Trustee Approval, it may be easier to obtain shareholder approval of the matter because a lower shareholder vote would be required to pass such proposal.

        The Declaration does not include a provision similar to the Charter Provision. In considering whether to include such a provision, the Board considered that the Tender Amendment has been submitted to a vote of shareholders at thirteen annual shareholder meetings. In no instance has the required vote been received. In fact, each year the vote received in favor of the Tender Amendment has been far below the vote required to approve the Tender Amendment. In addition, the Board recognized that, to the extent that the Company is no longer required to submit the Tender Amendment to a vote of shareholders, the Company will save time, costs and expenses incurred in preparing and filing proxy statements presenting such Tender Amendment.

        Moreover, the Charter Provision only requires submission of the Tender Amendment to the extent consistent with the 1940 Act. The Securities and Exchange Commission (SEC) has advised the Company that if the Tender Amendment is approved, it can be viewed as providing shareholders the right to redeem their shares, which would cause the Company to violate the provisions of the Investment Company Act because closed-end funds such as the Company cannot issue redeemable securities. As a result, the Company has structured the Tender Amendment so that, even if shareholders vote to approve the Tender Amendment, shareholders will not have the right to tender their shares unless the Company receives a no-action letter or interpretive or exemptive relief from the SEC permitting such right to tender. There is no assurance that the Company would be able to obtain such relief. As a result, the Board, including the independent directors, determined that a provision similar to the Charter Provision should not be included in the Declaration.

        The Board and the independent directors, however, did consider that if the Company were to seek to eliminate the Charter Provision from the Company's Charter, the affirmative vote of two-thirds of the Company's outstanding shares would need to be obtained. In contrast, approving the reorganization only requires the affirmative vote of a majority of the issued and outstanding shares of the Company. As a result, if the reorganization is approved, the Company will have eliminated the Charter Provision by a lesser number of votes than would otherwise be required under the Company's Charter. Notwithstanding the lower voting requirement, the Board and the independent directors concluded that it remained in the best interests of the Company and shareholders to proceed with the reorganization without including the Charter Provision in the Declaration.

        If the Merger Agreement is approved and the reorganization occurs, any rights of shareholders under the Tender Amendment (Proposal 6), if approved, would terminate.

        The Board believes that the voting rights given to shareholders in the Declaration and the Trust's bylaws are fair and reasonable, taking into account the changes in voting rights discussed above.

     SHAREHOLDER ACTION BY CONSENT

        Under Maryland corporate law and the Company's bylaws, shareholders of the Company may take any action without a meeting, provided that: (i) a unanimous written consent is signed by each shareholder entitled to vote; and
(ii) a written waiver of any right to dissent is signed by each shareholder entitled to notice of the meeting but not entitled to vote at it.

        Under Delaware statutory trust law and the Trust's bylaws, shareholders of the Trust may take any action required to be taken at a meeting of shareholders without a meeting, notice or vote, if a consent in writing is signed by holders of outstanding shares having not less than the minimum number of votes necessary to authorize the action. This change would permit the Trust's shareholders to take action without a shareholder meeting and without the approval of all shareholders.

     DISSENTERS' RIGHTS

        Under Maryland corporate law, shareholders of the Company may not demand the fair value of their shares from the successor in a transaction involving the transfer of the Company's assets and are, therefore, bound by the terms of the transaction because the Company's stock is listed on a national securities exchange.

        The Delaware statutory trust law provides that shareholders do not have rights of appraisal or dissenters' rights unless a trust's declaration of trust confers such rights. The Trust's Declaration does not confer such rights on shareholders.

WHAT IS THE REQUIRED VOTE?

        Approval of the plan to reorganize the Company as a Delaware statutory trust requires the affirmative vote of a majority of the issued and outstanding shares of the Company. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THIS PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 5

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

WHAT IS THE PROPOSAL?

        Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of Tait Weller as the Company's independent auditors for the 2006 fiscal year. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent auditors. We do not expect that a representative from Tait Weller will be present at the Annual Meeting. However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

WHO HAS SERVED AS THE COMPANY'S INDEPENDENT AUDITORS?

        On October 17, 2005, the Audit Committee appointed Tait Weller as the independent auditors of the Company for the fiscal year ending September 30, 2006. Such appointment was ratified and approved by the independent directors of the Board. Tait Weller served as independent auditors of the Company for the fiscal year ended September 30, 2005. Tait Weller was appointed by the Audit Committee to serve as independent auditors for the Company for the 2005 fiscal year following the resignation of PricewaterhouseCoopers LLC (PWC) as of March 17, 2005 as the Company's independent auditors. Such appointment of Tait Weller was ratified by the Company's independent directors.

        PWC's report on the financial statements of the Company for the 2004 fiscal year did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period PWC was engaged, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to PWC's satisfaction, would have caused PWC to make reference to that matter in connection with such report.

HOW MUCH DID THE INDEPENDENT AUDITORS BILL THE COMPANY?

        Set forth in the table below are the aggregate fees billed to the Company by Tait Weller for services rendered to the Company during the Company's last fiscal year ended September 30, 2005, and PWC for the fiscal year ended September 30, 2004.

Fiscal Year Ended
   September 30      Audit Fees     Audit-Related Fees(1)    Tax Fees(4)    All Other Fees
   ------------      ----------     ------------------       --------       --------------
       2004            $34,400            $9,785(2)           $2,500              $0
       2005            $30,000           $10,000(3)           $2,500              $0

(1) All Audit-Related Fees were pre-approved by the Company's Audit Committee and no Audit-Related Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) Includes fees billed to the Company by PWC in connection with its review of the Company's Registration Statement on Form N-2 relating to the Company's Rights Offering in fiscal year 2004.

(3) Includes fees billed to the Company by Tait Weller in connection with the Company's change of accounting practice related to amortization of convertible bond premiums and discounts.

(4) "Tax Fees" include those fees billed by Tait Weller and PWC in connection with their review of the Company's income tax returns for fiscal years 2005 and 2004, respectively. All Tax Fees were pre-approved by the Company's Audit Committee and no Tax Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

WERE ANY NON-AUDIT SERVICES PROVIDED TO THE COMPANY?

        During each of the last two fiscal years ended September 30, 2005 and September 30, 2004, neither Tait Weller nor PWC provided any non-audit services to the Company or Davis-Dinsmore or its affiliates or otherwise bill the Company or Davis-Dinsmore or its affiliates for any non-audit services.

WHAT ARE THE AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES?

        The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Company by its independent auditors before they are provided to the Company. Such pre-approval also includes the proposed fees to be charged by the independent auditors for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

        The Audit Committee also pre-approves non-audit services to be provided by the Company's independent auditors to the Company's investment adviser if the engagement relates directly to the operations and financial reporting of the Company and if the Company's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

WHAT IS THE REQUIRED VOTE?

        The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent auditors. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5.

                                   PROPOSAL 6

                         AMENDMENT TO COMPANY'S CHARTER

WHAT IS THE PROPOSAL?

        The Company's common stock trades on the American Stock Exchange. For the 12 weeks that ended on November 11, 2005, the average market price for each share was approximately 15.14% less than its weekly net asset value. In this circumstance, Article IX of the Company's Charter requires the Board to adopt a proposal, to the extent consistent with the Investment Company Act, to submit a Charter amendment to shareholders that would permit shareholders to sell their shares back to the Company at their net asset value on March 31, June 30, and September 30, 2006.

        At the Annual Meeting, you will be asked to approve or disapprove the following resolution:

                RESOLVED, that the Company's Charter be and it is hereby amended by adding a new Article XII to read in full as follows:

                                   ARTICLE XII

                Each holder of shares of common stock of the Corporation shall have the right to tender all of such shares to the Corporation for purchase on March 31, 2006, June 30, 2006 and September 30, 2006 (each, a "Purchase Date") at net asset value as of the close of business on each such Purchase Date; provided, however, that no such right shall exist unless the Corporation receives a "no-action" letter or interpretive or exemptive relief from the Securities and Exchange Commission permitting such right; and provided further, however, that the Corporation may suspend such right (a) for any period
                (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or
                (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Securities and Exchange

                Commission may by order permit for the protection of security holders of the Corporation.

HOW WILL PROPOSAL 4 AFFECT THIS PROPOSAL?

        Please refer to "How Would the Reorganization of the Company Affect Tenders?" below for a discussion of eliminating voting rights and, potentially, tender rights, if the Company is reorganized as a Delaware statutory trust.

WHAT FACTORS DID THE BOARD CONSIDER?

        In opposing the adoption of the proposed amendment to the Company's Charter, the Board considered the following factors:

     PAST PERFORMANCE OF THE COMPANY

        The Company was established as a vehicle for long-term investment through participation in a professionally managed portfolio of convertible securities. The Company's investment objectives are to provide for income and potential for capital appreciation (which objectives the Company considers to be relatively equal, over the long term, due to the nature of the securities in which it invests). The Board believes that the Company has succeeded in meeting its objectives. The following table illustrates the growth in the net asset value and market price of the Company's common stock:

------------------------------- ------------------------------------------- -------------------------------------------


                                    Average Annual Percentage Increase in
                                      Net Asset Value with Dividends and                  Average Annual
                                    Capital Gains Reinvested at Net Asset            Total Investment Return
                                                    Value                           Based on Market Price (3)
------------------------------- ------------------------------------------- -------------------------------------------
                                 Unadjusted for the     Adjusted for the     Unadjusted for the     Adjusted for the
                                   Company's 2003        Company's 2003        Company's 2003        Company's 2003
            Period               Rights Offering (1)   Rights Offering (2)   Rights Offering (4)   Rights Offering (2)

------------------------------- --------------------- --------------------- --------------------- ---------------------
Fiscal year ended
September 30, 2005                     10.31%                10.31%                2.45%                 2.45%

------------------------------- --------------------- --------------------- --------------------- ---------------------
Five years ended
September 30, 2005                      1.69%                 2.30%                2.66%                 3.13%

------------------------------- --------------------- --------------------- --------------------- ---------------------
Ten years ended
September 30, 2005                      8.62%                 8.73%                9.83%                10.00%

------------------------------- --------------------- --------------------- --------------------- ---------------------
June 1986 (beginning of                 8.96%(2)              9.07%                8.85%(2)              8.98%
operations) through
September 30, 2005

------------------------------- --------------------- --------------------- --------------------- ---------------------

1 Cumulative percentage increases based on Net Asset Value for the five year and ten year periods, unadjusted for the 2003 rights offering, are 8.73% and 128.59%, respectively. Source: Lipper, Inc. CLOSED-END FUND PERFORMANCE ANALYSIS.
2       Source: Davis-Dinsmore.
3 Assumes reinvestment of dividends and capital gains at prices obtained pursuant to the Company's dividend reinvestment plan.

4 Cumulative percentage increases based on market price for the five year and ten year periods, unadjusted for the 2003 rights offering, are 14.00% and 155.38%, respectively. Source: Bloomberg L.P. pricing service.

        The Board also looked at the following measurements of the Company's performance:

        o During the 2005 fiscal year, the Company paid distributions of $0.295 per share from investment income. This represented approximately 3.3% of the shares' average weekly net asset value and approximately 4.0% of their average weekly closing market price.

        o In addition, on October 17, 2005, the Company declared a distribution payable on November 23, 2005 of $0.0975 per share from investment income. On the date it was declared, this distribution represented approximately 1.3% of the closing market price of the Company's shares.

        How the Company has performed in the past is not a guarantee of how it will perform in the future. However, the Board believes that the Company will continue to serve as an appropriate investment vehicle for its shareholders by providing for income and the potential for capital appreciation.

     MARKET DISCOUNTS MAY PROVIDE INVESTMENT OPPORTUNITIES

        Over the past several years, numerous closed-end funds whose shares are traded on exchanges have seen their shares trade at a discount to net asset value. In many instances these discounts have increased in recent years. A number of factors can influence the size of the discount, including demand for a fund's shares, the extent to which analysts report on a fund, and a fund's performance.

        When an investor buys shares of a closed-end fund at a price that is lower than the fund's net asset value, the investor gets an ownership interest in an investment portfolio valued at more per share than the investor paid for the shares. For example, if a fund has a net asset value per share of $10.00, but a market value per share of $9.00, an investor will earn a return on securities with a value ($10.00) that is higher than his or her investment ($9.00). This will result in a higher return on the investor's money (based on the fund's net asset value) than would have been the case if the investor paid net asset value. For this reason, the Board believes that market discounts may present investment opportunities for investors. To the extent investors act upon this investment opportunity, they may increase the demand for and liquidity of a closed-end fund's shares.

        In making its recommendation that shareholders vote against the Charter amendment, the Board recognized that so long as the market discount remains stable (or is reduced), investors who sell their shares are not in a worse position than when they purchased their shares as a result of the discount. To understand why this is the case, it is important to understand the difference between a fund's net asset value and its market price. The net asset value of a fund is simply the market value of the fund's assets less the fund's liabilities. In other words, the net asset value of a fund is the value of the fund's assets if it were to liquidate those assets on any given day, less any outstanding liabilities on that day. The market price of a fund is determined independently of the net asset value and is based on the supply and demand for a fund's shares. On days when there are more buyers than sellers of a fund's shares, the fund's share price will tend to increase. On days when sellers outnumber buyers, a fund's shares price will tend to decrease. A market discount occurs where there is a difference between the fund's net asset value per share and the price investors are willing to pay for those shares.

        To the extent the Company's market price per share moves in tandem with its net asset value per share, it is possible that the Company's returns on its underlying assets could closely approximate the returns on your investment in the Company's shares. For example, if on a given date the Company has a net asset value per share of $10.00 and a market value per share of $8.50, investors who purchased shares on that date bought them at a 15% discount from net asset value. Assume the net asset value per share later increased to $11.00. If the market value per share concurrently increased to $9.35, the discount would have remained at 15%. In examining the return to investors, based upon net asset value, the shares increased in value from $10.00 to $11.00, or 10%. Based upon market value, the shares increased in value from $8.50 to $9.35, or 10%. In this example, investors who sold their shares on the later date were not in a worse position because of the discount.

        The Board also recognized that if the market price did not increase to the same extent that the net asset value increased (thereby resulting in an increase in the market discount), investors who sell their shares would receive a lower return on their investment than if the market discount had remained the same or had decreased. For example, assume the net asset value per share of the Company's stock is $10.00 and its market value is $8.50, which is a 15% discount from net asset value. If the net asset value of the Company increases from $10.00 to $11.00 (a 10% increase), while the market value per share increases from $8.50 to $9.00 (a 5.9% increase), the resulting market discount would be 22% - a 7% increase. This effectively means that while the underlying assets of the Company appreciated by 10% (investment return), your investment in the Company's shares appreciated by only 5.9%, giving you a lower return on your investment than would be realized had the Company's market price kept pace with its net asset value. Investors who sold their shares would still recognize a gain on their investment, but not to the extent that the net asset value increased. If in the example above the market price of the Company's shares was reduced below $8.50, investors who sold their shares at the lower price would recognize a loss upon the sale, even if the Company's net asset value had increased.

        The Board has concluded that the future of the Company should not be tied to whether its shares have traded at a market discount. Instead, the Company's future should be based on its success in meeting its investment objective. In making its recommendation, the Board recognized that it had reached the same conclusion in prior years.

     TENDERS WOULD ADVERSELY AFFECT THE COMPANY'S OPERATIONS AND PERFORMANCE

        The Board believes that to require the Company to repurchase its shares would not be in the best interests of the Company and its shareholders as a whole because of the effect that repurchases would have on:

        o THE COMPANY'S EXPENSE RATIO. Fewer shareholders would have to bear the Company's fixed expenses.

        o THE COMPANY'S INVESTMENT PERFORMANCE AND ITS ABILITY TO ACHIEVE ITS INVESTMENT OBJECTIVE. The Company might have to sell some of its more liquid and more desirable portfolio securities to raise the cash it would need to repurchase its shares. This could leave the Company with less desirable holdings.

        o THE COMPANY'S STATUS AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. In order to maintain its status as a regulated investment company under the Code, the Company must satisfy certain quarterly diversification and annual distribution requirements. If a significant number of the Company's outstanding shares were tendered, the sale of securities to pay the purchase price for the tendered shares might cause the Company's portfolio to lack sufficient diversification for purposes of the Code requirement. In addition, payment of the purchase price for the tendered shares might eliminate cash and other liquid investments that would otherwise be available to pay dividends in satisfaction of the distribution requirement of the Code.

        o THE COMPANY'S CONTINUED EXISTENCE. The Board might have to recommend the liquidation, merger or other reorganization of the Company if the Company were to become too small to be operated efficiently.

     VALUE OF THE COMPANY'S PORTFOLIO MAY CHANGE

        The Company would have to sell securities from its portfolio to pay for shares that it would be required to repurchase. In doing so, the Company would have to pay transaction costs. In addition, the Company might have less bargaining power in the sale of its securities if the purchasers knew that the Company was required to sell its portfolio securities to raise money for shares being repurchased. This might result in the Company selling securities at lower prices than it otherwise would. These transaction costs and potential lower prices might reduce the net asset value of the Company's shares and, therefore, the amounts payable to shareholders who sell their shares back to the Company at their net asset value.

     COMPLIANCE WITH THE INVESTMENT COMPANY ACT MAY DELAY OR PREVENT IMPLEMENTATION

        The Company's Charter requires that, if the conditions of Article IX of the Charter are met, the Board will adopt a proposal, to the extent consistent with the Investment Company Act, to amend the Charter to give the shareholders the right to tender their shares to the Company. The Investment Company Act limits the ways in which a closed-end investment company, such as the Company, can conduct a tender offer for its shares. Therefore, the proposed Charter amendment provides that shareholders will not have the right to tender their shares unless the Company receives a no-action letter or interpretive or exemptive relief from the SEC permitting such right to tender.

        Section 23(c)(2) of the Investment Company Act provides that no registered closed-end company shall purchase any securities of any class of which it is the issuer, except pursuant to tenders, after reasonable opportunity to submit tenders given to all holders of securities of the class to be purchased. In a 1988 no-action letter, the SEC Staff took the position that
Section 23(c)(2) applies only to tender offers in which a fund holds the right to repurchase its shares and not tender offers where shareholders hold the right to tender their shares to a fund. Under this interpretation, the Company would not be able to rely on Section 23(c)(2) to permit shareholders to tender their shares to the Company.

        Alternatively, Rule 23c-3 under the Investment Company Act permits a closed-end fund such as the Company to conduct periodic repurchases of its shares, subject to compliance with the conditions of the Rule, without being deemed to be an issuer of redeemable securities. One condition of the Rule is that a fund must limit repurchases of shares from shareholders to no more than 25% of the outstanding common stock on any repurchase request date. The Company could not rely on Rule 23c-3 to comply with its Charter provision, because under the Charter provision shareholders have the right to tender all shares on certain dates.

        As a result of the limitations of Section 23(c)(2) and Rule 23c-3, even if the shareholders approve the Charter amendment, shareholders will not have the right to tender their shares to the Company until the Company takes further action to comply with the Investment Company Act by obtaining a no-action letter or exemptive or interpretive relief from the SEC so that it can conduct share repurchases in accordance with the provisions of its Charter. There can be no assurance that the Company would be able to obtain any such no-action letter or interpretive or exemptive relief from the SEC.

     CONTINUED LISTING ON THE AMERICAN STOCK EXCHANGE

        The Company's shares are listed on the American Stock Exchange. Although unlikely, the shares could be delisted if the total market value of publicly held shares and the Company's net assets are each less than $5 million for more than 60 consecutive days, or less than 200,000 shares are publicly traded, or there are less than 300 round-lot holders of the shares, or the Company ceases to qualify as a closed-end fund under the Investment Company Act. Share repurchases will not reduce the Company's authorized capital.

WHAT ARE THE POTENTIAL ADVANTAGES TO SHAREHOLDERS IF THE CHARTER AMENDMENT IS APPROVED?

        In making its recommendation, the Board recognized that the Company's market discount has been greater than 5% in three of the past five years. For example, the market price per share was 3.7% less than the net asset value per share at September 30, 2001, was 3.3% less than net asset value per share at September 30, 2002, was 6.2% less than net asset value per share at September 30, 2003, was 8.7% less than net asset value per share at September 30, 2004, and was 15.6% less than net asset value per share at September 30, 2005. The Board also recognized that the average trading volume for the Company's shares is less than the average trading volume for companies generally on the American Stock Exchange. The Board considered two potential advantages for shareholders in adopting the proposed Charter amendment:

        o If shareholders wanted to sell shares, they would be able to do so at their net asset value instead of at their market price, which averaged 12.5% less than their net asset value for the last fiscal year, and has averaged 7.9% less than net asset value over the past five fiscal years. By doing this, shareholders would maximize the return on their investment in the near term.

        o The market price for the shares may increase, thereby reducing the market discount.

However, the effect of the Company's transaction costs and potentially reduced bargaining power if it had to sell its portfolio securities might decrease the net asset value of the Company's shares and, therefore, the amounts paid to shareholders who sell their shares back to the Company.

WHAT CONFLICTS EXIST WITH THE CHARTER AMENDMENT?

        Two of the directors who considered this proposal (Mr. Dinsmore and Ms. O'Keeffe) are interested directors because they are directors, officers and shareholders of Davis-Dinsmore, the Company's investment adviser. If the Company repurchased its shares, the Company would become smaller and this would result in a reduction of the fees that the Company pays to Davis-Dinsmore. The interested directors acknowledged the effect that the Charter amendment would have on Davis-Dinsmore, but indicated that, in considering their recommendation, they focused on the long-term interests of the Company and its shareholders as a whole and believed that the Charter amendment was not in the best interests of the Company and its shareholders as a whole. In considering whether to recommend that shareholders approve this proposal, the Board met as a whole, and the independent directors met in executive session without Mr. Dinsmore and Ms. O'Keeffe present.

WHAT IS THE FEDERAL INCOME TAX TREATMENT IN THE TENDER OFFER?

        Generally, shareholders who tender all their shares would recognize a capital gain (or loss) for federal income tax purposes to the extent the amount they receive is greater (or less) than the amount they paid for their shares. This capital gain (or loss) will be taxed as long-term capital gain (or loss) if shares tendered have been owned for more than one year. A shareholder that is not a corporation is subject to federal income tax on long-term capital gain at a maximum rate of 15%. However, amounts received by tendering shareholders could be taxed as dividends in circumstances where, after application of the constructive ownership rules of the Code, the purchase of their shares by the Company did not constitute a complete termination of their interest, a substantially disproportionate redemption or a distribution that was not essentially equivalent to a dividend. Because the Company is unaware of the number of shares constructively owned by each of its shareholders, the Company will be unable to designate amounts paid to repurchase its shares as "qualified dividend income." Accordingly, any such amounts that are treated as dividends will be taxed at regular ordinary income tax rates.

        Non-corporate shareholders who tender their shares may be subject to backup withholding at a 28% rate on the cash received in exchange. Backup withholding generally will not apply, however, to a shareholder who furnishes a correct taxpayer identification number and certifies under penalties of perjury that such number is correct.

HOW WOULD SHARES BE TENDERED?

        If the proposed Charter amendment is adopted and the shareholders have the right to tender their shares, the Company will make a tender offer to shareholders in accordance with the requirements of the Exchange Act, to the extent applicable, and the Investment Company Act, by publication or mailing, or both. The Company will establish procedures to make the current net asset value of the Company's shares publicly available throughout the period of the tender offer. If you wish to accept the tender offer, you may be required to tender all your shares (or all shares attributed to you for federal income tax purposes under Section 318 of the Code). The Company will purchase shares tendered in accordance with the offer unless it suspends the tender offer as described above. If you tender your shares, you will be required to pay a fee directly to the Company's transfer agent to help to defray processing costs. We anticipate that the fee will be $25 but it could be higher or lower.

        The Company will charge against capital, costs incurred by it in connection with the tender offer. Shares that have been tendered and purchased by the Company will become authorized but unissued shares.

WOULD THERE BE ANY LIMITATION ON TENDERS?

        If the proposed Charter amendment is adopted and the shareholders have the right to tender their shares, the Company will be able to suspend your rights to tender your shares during periods:

        o In which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on it is restricted.

        o In which, because of an emergency, it is not reasonably practicable for the Company to sell its portfolio securities or to fairly determine the net asset value of its shares.

        o In which the SEC permits the Company to suspend rights to tender for the protection of its shareholders.

        In addition, if the proposed Charter amendment is adopted and the shareholders have the right to tender their shares, the Company intends to follow a policy (which it may change) of suspending your rights to tender your shares if, in the Board's judgment, at the time the tender offer commences, or during the tender offer period:

        o Legal action is begun or threatened that challenges the tender of the Company's shares or otherwise materially adversely affects the ability of the Company to conduct the tender offer.

        o Federal, state or foreign authorities declare a banking moratorium on banks in the United States, New York or in foreign countries in which the Company invests, and such moratorium materially adversely affects the ability of the Company to obtain liquid assets necessary to honor tenders.

        o Federal, state or foreign authorities limit the extension of credit by lending institutions or the exchange of foreign currency and those limitations materially adversely affect the ability of the Company to obtain liquid assets necessary to honor tenders.

        o War, armed hostilities, terrorist attacks or other calamity occurs that directly or indirectly involves the United States or other countries in which the Company invests and such calamity materially adversely affects the ability of the Company to obtain liquid assets necessary to honor tenders.

        The Company will reinstate your rights to tender your shares once any of the above events no longer materially adversely affects the Company's ability either to conduct the tender offer, or obtain liquid assets necessary to honor tenders, as applicable.

HOW WOULD THE REORGANIZATION OF THE COMPANY AFFECT TENDERS?

        As discussed above in Proposal 4, if shareholders approve reorganizing the Company as a Delaware statutory trust, shareholders will no longer have the right to vote on an amendment to the governing documents that would require the Trust to engage in quarterly self tender offers. If shareholders approve both the reorganization (Proposal 4) and the Charter amendment (Proposal 6), shareholders' right to tender their shares would cease upon the closing of the reorganization.

WHAT IS THE REQUIRED VOTE?

        The affirmative vote of two-thirds of all outstanding shares of the Company, whether or not present at the Annual Meeting, is needed to approve the amendment to the Company's Charter. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THIS PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

        THE BOARD, INCLUDING ALL THE DIRECTORS WHO ARE NOT AFFILIATED WITH DAVIS-DINSMORE, RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 6.

                        ADDITIONAL INFORMATION ON VOTING

HOW DO I VOTE BY PROXY?

        Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Company's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

        If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

        o       FOR the election of both nominees for director.

        o FOR the approval of a New Advisory Agreement with Davis-Dinsmore.

        o FOR eliminating one of the Company's fundamental investment restrictions.

        o FOR the approval of the Agreement of Merger, to reorganize the Company as a Delaware statutory trust.

        o FOR ratification of the appointment of independent auditors for 2006.

        o       AGAINST the amendment to the Company's Charter.

        Your proxy will also have authority to vote and act on your behalf at any adjournment of the meeting.

        If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of four ways:

        o       You may send in another proxy with a later date.

        o If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

        o You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

        o       You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

        If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, YOU MUST BRING A LETTER FROM THE NOMINEE INDICATING THAT YOU ARE THE BENEFICIAL OWNER OF THE SHARES ON NOVEMBER 16, 2005, THE RECORD DATE FOR VOTING, AND AUTHORIZING YOU TO VOTE.

WHAT IS THE QUORUM REQUIREMENT?

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE ANNUAL MEETING?

        If a quorum is not present at the Annual Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies they are entitled to vote "for" a proposal in favor of such an adjournment and will vote those proxies required to be voted "against" such proposal against such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                             ADDITIONAL INFORMATION

WHO IS THE COMPANY'S INVESTMENT ADVISER?

        Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960, is the Company's investment adviser.

WHO ARE THE COMPANY'S EXECUTIVE OFFICERS?

        The Company's executive officers are elected by the Board, receive no compensation from the Company and hold office until the meeting of the Board following the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is presented below.

  NAME, AGE AND POSITION(S) HELD       OFFICER           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          WITH THE COMPANY              SINCE                       AND BUSINESS EXPERIENCE
------------------------------------  ----------  ---------------------------------------------------------

Thomas H. Dinsmore - 52                  1986      Information about Mr. Dinsmore is presented earlier in
   Director, Chairman and Chief                    this proxy statement under "Proposal 1, Election of
   Executive Officer                               Directors - Who are the Company's Other Directors? -
                                                   Continuing Director Who is an Interested Person."

Jane D. O'Keeffe - 50                    1994      Information about Ms. O'Keeffe is presented earlier in
   Director and President                          this proxy statement under "Proposal 1, Election of
                                                   Directors - Who are the Nominees? - Nominee Who is an
                                                   Interested Person."

H. Tucker Lake, Jr. - 58                 1994      Vice President of the Company, Bancroft Fund (since
   Vice President                                  2002) and Davis-Dinsmore (since 1997)

                                                   Formerly: Vice President, Trading of the Company
                                                   (1994-2002)

  NAME, AGE AND POSITION(S) HELD       OFFICER           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          WITH THE COMPANY              SINCE                       AND BUSINESS EXPERIENCE
------------------------------------  ----------  ---------------------------------------------------------

Joshua P. Lake - 29                      2002      Treasurer of the Company and Bancroft Fund (since April
   Treasurer and Assistant Secretary               2004), Assistant Secretary of the Company and Bancroft
                                                   Fund (since February 2002) and Assistant Treasurer and
                                                   Assistant Secretary of Davis-Dinsmore (since February
                                                   2002)

Gary I. Levine - 48                      1986      Executive Vice President and Chief Financial Officer of
   Executive Vice President, Chief                 the Company, Bancroft Fund and Davis-Dinsmore (since
   Financial Officer and Secretary                 April 2004); Secretary of the Company, Bancroft Fund and
                                                   Davis-Dinsmore (since November 2003); Treasurer of
                                                   Davis-Dinsmore (since 1997)

                                                   Formerly: Vice President of the Company, Bancroft Fund
                                                   and Davis-Dinsmore (January 2002 - April 2004);
                                                   Treasurer of the Company and Bancroft Fund (April 1993 -
                                                   April 2004)

Germaine M. Ortiz - 36                   1996      Vice President of the Company, Bancroft Fund and
   Vice President                                  Davis-Dinsmore (since 1999)

Mercedes A. Pierre - 44                  1998      Vice President of the Company and Bancroft Fund (since
   Vice President and Chief                        April 2004); Chief Compliance Officer of the Company and
   Compliance Officer                              Bancroft Fund (since July 2004); Assistant Treasurer of
                                                   the Company and Bancroft Fund (since 1998); and Vice
                                                   President and Chief Compliance Officer of Davis-Dinsmore
                                                   (since 2004)

CERTAIN RELATIONSHIPS

        H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O'Keeffe, and the father of Joshua P. Lake.

DO DIRECTORS AND NOMINEES FOR DIRECTOR OWN SHARES IN THE COMPANY?

        Set forth below is the dollar range of equity securities beneficially owned (1) in both the Company and Fund Complex by each director and each nominee for election as a director of the Company as of October 31, 2005.(2)

                                                                       AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                      ALL FUNDS OVERSEEN OR TO
                                                DOLLAR RANGE OF         BE OVERSEEN BY THE
                                               EQUITY SECURITIES        DIRECTOR OR NOMINEE
                                               IN THE COMPANY (3)        IN FUND COMPLEX (4)
                                               ------------------    --------------------------
Gordon F. Ahalt...........................       $10,001-$50,000           $10,001-$50,000
William A. Benton.........................       $50,001-$100,000           over $100,000
Elizabeth C. Bogan, Ph.D..................        over $100,000             over $100,000
Thomas H. Dinsmore........................        over $100,000             over $100,000
Donald M. Halsted, Jr.....................       $10,001-$50,000           $50,001-$100,000
Duncan O. McKee...........................       $10,001-$50,000           $50,001-$100,000
Robert J. McMullan........................         $1-$10,000                $1-$10,000
Jane D. O'Keeffe..........................       $50,001-$100,000           over $100,000
Nicolas W. Platt..........................            None                    $1-$10,000

(1) Beneficial ownership has been determined based upon the director's or nominee's direct or indirect pecuniary interest in the equity securities.

(2)  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     or over $100,000.

(3) The dollar range of equity securities owned in the Company is based on the closing price of $7.64 on October 31, 2005 on the American Stock Exchange.

(4) The dollar range of equity securities owned in the Fund Complex is based on the closing price of $7.64 for the Company and $17.77 for Bancroft Fund on October 31, 2005 on the American Stock Exchange.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

        The Company has engaged the services of The Altman Group, Inc. (the Solicitor) to assist in the solicitation of proxies for the Annual Meeting. The Solicitor's costs are estimated to be approximately $17,000. The Company expects to solicit proxies principally by mail, but the Company or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Company's officers will not receive any additional or special compensation for any such solicitation performed by them. The Company will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation.

HAVE REPORTING PERSONS COMPLIED WITH SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING?

        Section 16(a) of the Exchange Act, Section 30(h) of the Investment Company Act, and the regulations of the SEC thereunder, require the Company's officers and directors and direct or indirect beneficial owners of more than 10% of the Company's Common Stock, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the SEC. Reporting Persons are required to furnish the Company with copies of all
Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it and written representations, the Company believes that all filing requirements applicable to the Reporting Persons have been complied with during the fiscal year ended September 30, 2005 except that (i) a Form 4 report covering a 2004 sale of 1,992 shares by Nicolas W. Platt (a director of the Company) was not filed in a timely manner, and (ii) a Form 4 report covering a 2005 sale of 1,200 shares by the wife of Gordon F. Ahalt (a director of the Company) was not filed in a timely manner.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

        If you want us to consider including a shareholder proposal in the Company's proxy statement for the 2007 annual meeting of shareholders, we must receive it from you no later than August 4, 2006.

        A shareholder may bring other business before the 2007 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2007 Annual Meeting; (3) is entitled to vote at the 2007 Annual Meeting; and (4) has complied with the notice procedures in the Company's bylaws. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Company no earlier than September 15, 2006 but no later than October 15, 2006. The notice must include a brief description of the business desired to be brought before the 2007 Annual Meeting, the reasons for conducting such business at the 2007 Annual Meeting and any material interest the shareholder may have in such business. The notice must also include the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares of stock owned of record and beneficially by such shareholder and beneficial owner.

                                        By order of the Board of Directors,

                                        /s/     THOMAS H. DINSMORE
                                        --------------------------------------
                                                Thomas H. Dinsmore
                                          Chairman of the Board of Directors
December 2, 2005

                                                                      APPENDIX A

                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                            AUDIT COMMITTEES CHARTER
                       (AMENDED EFFECTIVE APRIL 12, 2005)

1.      MEMBERSHIP; QUALIFICATIONS.

        a. Each Audit Committee shall have at least three members. [SECTION 121B(2)(A) OF THE AMERICAN STOCK EXCHANGE ("AMEX") COMPANY GUIDE.]

        b. Each member of the Audit Committees shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement, and cash flow statement. [SECTION 121B(2)(A)(II) OF THE AMEX COMPANY GUIDE.]

        c. At least one member of each Audit Committee must be "financially sophisticated" in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. [SECTION 121B(2)(A)(II) OF THE AMEX COMPANY GUIDE.]

        d. Each member of the Audit Committees shall be free of any material relationship with the Funds that, in the opinion of the Boards of Directors of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment. [SECTION 121A OF THE AMEX COMPANY GUIDE.]

        e. No member of the Audit Committees shall, other than in his or her capacity as a member of the Audit Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued SERVICE).[RULE 10A-3(B)(1)(III) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")]

        f. No member of either of the Audit Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").[SECTION 121A(G) AND 121B(2)(A)(I) OF THE AMEX COMPANY GUIDE; RULE 10A-3(B)(1)(III) PROMULGATED UNDER THE EXCHANGE ACT]

2.      PURPOSES. The purposes of the Audit Committees are:

        a. in their capacity as committees of the Boards, to be directly responsible for the appointment (subject to ratification by a majority of the Boards who are not "interested persons" of the Funds as defined in the 1940 Act ("disinterested directors")), compensation, retention and oversight of the work of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

        b. to oversee the Funds' accounting and financial reporting policies and processes, its internal controls and, as appropriate, the internal controls of their investment adviser; [SECTION 121B(1)(III) OF THE AMEX COMPANY GUIDE.]

        c. to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; [SECTION 121B(1)(III) OF THE AMEX COMPANY GUIDE.]

        d. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are provided to the Funds by their independent auditors;

        e. to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser, if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's auditors;

        f. to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement; and

        g. to serve as the Funds' qualified legal compliance committee ("QLCC") within the meaning of Part 205 of the Commission's Rules of Practice - Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the "Attorney Conduct Rules").

3. DUTIES AND POWERS. To carry out their purposes, the Audit Committees shall have the following duties and powers:

        a. to be directly responsible for the appointment (subject to ratification by a majority of the Boards of the Funds who are not interested persons of the Funds (the "independent directors")), compensation, retention and oversight of the work of any independent auditors employed by the Funds, including reviewing with such auditors the proposed audit plans and meeting with the auditors after completion of the audit to review the work done in connection with the audit and to discuss and resolve any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditors must report directly to the Audit Committees; [SECTION 10A(M)(2) OF THE EXCHANGE ACT, RULE 10A-3(B)(2) ADOPTED THEREUNDER, AND SECTION 121B(4)4 OF THE AMEX COMPANY GUIDE]

        b. to evaluate the independence of the Funds' independent auditors, including whether such auditors provide any consulting services to the Funds' investment adviser; to receive from such auditors a formal written statement delineating all relationships between such auditors and the Funds, consistent with Independent Standards Board Standard 1; and to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside independent auditor; [SECTION 121B(1)(II) OF THE AMEX COMPANY GUIDE]

        c. to oversee the accounting and financial reporting process of the Funds and the audits of the financial statements of the Funds, and in connection therewith, to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits and any audit plans prepared by the independent auditors for the Funds; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Boards and shareholders; [SECTION 121B(III) OF THE AMEX LISTING STANDARD.]

        d. to receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
Item 306 of Regulation S-K, to discuss with such auditors their independence, and to consider whether the provision by such auditors of permissible non-audit services to (i) the Funds, (ii) their advisor or (iii) any person that controls, is controlled by or is under common control with such advisor that provides services to the Funds, is compatible with maintaining such auditors' independence; [ITEM 7(D)(3)(I) AND ITEM 9(E)(8) OF SCHEDULE 14A, AND ITEM 306 OF REGULATION S-K]

        e. to review and discuss audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that such auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds' critical accounting policies and practices), and also to discuss with management and the independent auditors the clarity, consistency and completeness of accounting policies and disclosures; [ITEM 7(D)(3)(I) OF REGULATION 14A, AND ITEM 306 OF REGULATION S-K]

        f. based upon a review of the items discussed in (d) and (e) above, to recommend to the Boards that the Funds' audited financial statements be included in the Funds' annual reports to shareholders; [ITEM 7(D)(3)(I) OF REGULATION 14A AND ITEM 306 OF REGULATION S-K]

        g. the Audit Committees shall prepare the audit committee report that SEC rules require to be included in the Funds' annual proxy statement. [ITEM 7(D)(3)(I) OF REGULATION 14A AND ITEM 306 OF REGULATION S-K]

        h. to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors and to review information received from management and such auditors regarding regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements;

        i. to the extent that certifications by officers of the Funds (the "signing officers") as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the Securities and Exchange Commission ("SEC"), to receive from such officers notifications if such certifications are not included for any reason;

        j. to meet as necessary with counsel to the Funds, counsel to the disinterested directors of the Funds and, if applicable, independent counsel or other advisers to the Audit Committees and to review information provided by all such persons on legal issues having the possibility of impacting the financial reporting process, including items of industry-wide importance and internal issues such as litigation;

        k. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Audit Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committees, solely for informational purposes, at their next scheduled meeting; [SECTION 10A(H) AND (I) OF THE EXCHANGE ACT]

        l. to pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund and if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's or certain affiliated entities' auditors; [ITEM 2.01(C)(7)(II) OF REGULATION S-X AND ITEM 9(E)(8) OF SCHEDULE 14A]

        m. to investigate improprieties or suspected improprieties in fund operations, including but not limited to receiving and reviewing disclosures by the Funds' signing officers to the Audit Committees of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls;

        n. to establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds (or the Funds' investment adviser) of concerns regarding questionable accounting or auditing matters [SECTION 10A(M)(4) OF THE EXCHANGE ACT, RULE 10A-3(B)(3) ADOPTED THEREUNDER, AND SECTION 121B(4) OF THE AMEX COMPANY GUIDE]

        o. to receive and review information provided by management and the independent auditors regarding the Funds' accounting system and controls, including but not limited to receiving from the Funds' independent auditors information concerning (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by such independent auditors, and
(iii) other material written communications between such independent auditors and the management of the Funds such as the management letter or schedule of unadjusted differences; [SECTION 10A(K) OF THE EXCHANGE ACT]

        p. to carry out the responsibilities of a QLCC as set forth in the Attorney Conduct Rules, and in connection therewith: (i) to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation"); (ii) to report to the Fund's chief executive officer any report of evidence of a Material Violation (iii) to determine whether an investigation is necessary regarding any report of evidence of a Material Violation by the Fund, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to: (A) notify the full Board; (B) initiate an investigation, which may be conducted by outside attorneys; and (C)retain such additional expert personnel as the Audit Committee deems necessary; and (iv) at the conclusion of any such investigation, to: (A) recommend, by majority vote, that the Fund implement an appropriate response to evidence of a Material Violation; and (B) inform the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted; and (v) acting by majority vote, to take all other appropriate action, including the authority to notify the Commission in the event that the Fund fails in any material respect to implement an appropriate response the Audit Committee has recommended the Fund to take; [ATTORNEY CONDUCT RULES]

        q. to receive reports of violations and potential violations of the Funds' Code of Ethics for Principal Financial Officers (the "Code") from the Funds' Compliance Officer or his/her designee, and determine whether a violation has occurred;

        r. to inform the disinterested directors of the Funds of any violation of the Code; and

        s. to report their activities to the full Boards on a regular basis and to make such recommendations and/or decisions with respect to the above and other matters as the Audit Committees may deem necessary or appropriate.

4. APPOINTMENT OF INDEPENDENT AUDITORS. The Audit Committees shall appoint the Funds' independent auditors at an in-person meeting. If, at any time, the approval by the Audit Committees of the Funds' independent auditors constitutes an approval of such auditors by less than a majority of the disinterested directors, such approval shall be ratified by a majority of the Funds' disinterested directors at the next regularly scheduled in-person meeting of the Boards; [SECTION 32(A)(1) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED]

5. MEETINGS. The Audit Committees shall meet on a regular basis as often as necessary to fulfill its responsibilities, including in connection with the issuance of the Funds' financial statements. The Audit Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Audit Committees may be held in person or by conference telephone. Where appropriate, the Audit Committees may take action by unanimous written consent in lieu of a meeting. [SECTION 121B(3) OF THE AMEX COMPANY GUIDE]

        The Audit Committees shall regularly meet with the Treasurer of the Funds.

6.      AUTHORITY; FUNDING.

        a. The Audit Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Fund(s). [SECTION 10A(M)(5) OF THE EXCHANGE ACT, RULE 10A-3(B)(4) ADOPTED THEREUNDER, AND SECTION 121B(4) OF THE AMEX COMPANY GUIDE]

        b. The Funds shall provide for appropriate funding, as determined by the Audit Committees, in their capacity as committees of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds and (ii) to any independent counsel or other advisers employed by the Audit Committees. [SECTION 10A(M)(6) OF THE EXCHANGE ACT, RULE 10A-3(B)(5) ADOPTED THEREUNDER, AND SECTION 121B(4) OF THE AMEX COMPANY GUIDE]

7. ANNUAL INTERNAL PERFORMANCE EVALUATION. Each year the Audit Committees shall conduct an internal evaluation of the performance of the Audit Committees.

8. GOOD FAITH RELIANCE. In performing their duties under this Charter, members of the Committee shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Audit Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company, and by the Funds' independent auditors.

9. REVIEW OF CHARTER. The Audit Committees shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended only by the approval of the Boards, and a majority of the disinterested directors. [SECTION 121B(1) OF THE AMEX COMPANY GUIDE]

10. MAINTENANCE OF CHARTER. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                                                                      APPENDIX B

                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                          GOVERNANCE COMMITTEES CHARTER
                               (OCTOBER 17, 2005)

1.      MEMBERSHIP; QUALIFICATIONS.

        a. Each member of the Governance Committees (the "Committees") shall be free of any material relationship with the Funds that, in the opinion of the Boards of Directors of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment.

        b. No member of the Committees shall, other than in his or her capacity as a member of the Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the American Stock Exchange ("AMEX") provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service).

        c. No member of either of the Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

2.      PURPOSES. The purposes of the Committees are:

        a. to nominate persons for election or appointment as directors (i) to fill vacancies which, from time to time, may occur in the Boards and (ii) for election by shareholders of Funds at meetings called for the election of directors;

        b. to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, and the Pricing Committees;

        c. to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

        d. to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

        e. to oversee the selection of independent legal counsel to the independent directors; and

        f. to monitor the performance of independent legal counsel employed by the Funds and the independent directors.

3. DUTIES AND POWERS. To carry out their purposes, the Committees shall have the following duties and powers:

        a.      to nominate persons to serve on the Boards.

                i. The Committees shall make nominations for director membership on the Boards. If members of the Committees do not unanimously agree to nominate an incumbent director for re-election to the Boards, the Committees shall submit the issue of nomination of such person for re-election to the independent directors as a group.

                ii. Evaluation by the Committees of a person as a potential nominee to serve as a director, including a person nominated by a shareholder, should result in the following findings by the Committees:

                        A. upon advice of independent legal counsel to the independent directors, that the person will qualify as a director who is not an "interested person" of the Funds (an "independent director")(applicable only to the nomination of independent directors ), and that the person is otherwise qualified under the 1940 Act to serve as a director of the Funds;

                        B. with respect to the nomination of independent directors only, that the person is free of any material relationship with the Funds (other than as a shareholder of the Funds), that would interfere with the exercise of independent judgment;

                        C. that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director;

                        D. that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

                        E. that the person is of good character and high integrity;

                        F. that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards;

                        G. that the person is not an AMEX employee or floor member; and

                        H. that the composition of the Boards is varied as to educational background, business experience and occupation.

                iii. The Committees shall consider nominees recommended by a shareholder to serve as director, provided: (i) that such person is a shareholder of record both at the time he or she submits such names and at the time of the meeting of shareholders at which directors will be elected; (ii) that such person is entitled to vote at such meeting; and (iii) that the Committees shall make the final determination of persons to be nominated. The Committees shall evaluate nominees recommended by a shareholder to serve as director in the same manner as they evaluate nominees identified by the Committees. Shareholders should provide the Committees with information regarding the recommended nominee sufficient for the Committees to make the findings set forth in
                        Section 3.a.ii.

        b.      to nominate directors to serve on the Funds' committees.

                i. The Committees shall make nominations for membership on all committees and shall review and recommend committee assignments at least annually.

                ii. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under Section 3.a.ii. to the extent that such factors are applicable or relevant, as well as any qualifications as may be set forth in the charter of the applicable committee.

        c. to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committees shall make recommendations for any such action to the full Board. Any proposed changes shall be approved by the full Board as well as a majority of the independent directors.

        d. to periodically review the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Boards.

        e. to periodically review director compensation and recommend any appropriate changes to the independent directors as a group.

        f. to consider and oversee the selection of independent legal counsel to the independent directors and recommend such counsel to the independent directors. In making such selection the Committees shall examine and monitor such legal counsel's client relationships in order to ascertain continued independence.

        g. to monitor the performance of independent legal counsel employed by the Funds and the independent directors, and supervise counsel for the independent directors.

4. MEETINGS. The Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Committees may be held in person or by conference telephone. Where appropriate, the Committees may take action by unanimous written consent in lieu of a meeting.

5. ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS. Directors are encouraged but not required to attend annual meetings of shareholders.

6. AUTHORITY; FUNDING. The Committees shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. ANNUAL INTERNAL PERFORMANCE EVALUATION. Each year the Committees shall conduct an internal evaluation of the performance of the Committees.

8. GOOD FAITH RELIANCE. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company.

9. REVIEW OF CHARTER. The Committees shall review this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended only by approval of the full Boards, and a majority of the independent directors.

10. MAINTENANCE OF CHARTER. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                                                                      APPENDIX C

                          INVESTMENT ADVISORY AGREEMENT

        THIS AGREEMENT is entered into this       day of       , 200_ by and
between ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC., a Maryland corporation (the "Company"), and DAVIS-DINSMORE MANAGEMENT COMPANY, a Delaware corporation (the "Adviser").

                                   BACKGROUND

        The Company is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Company desires to engage the Adviser to provide investment advisory services to the Company, and the Adviser desires to provide such services to the Company, all on the terms and conditions set forth below.

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

        SECTION 1. APPOINTMENT OF INVESTMENT ADVISER. The Company hereby appoints the Adviser to provide investment advisory services to the Company, and the Adviser hereby accepts such appointment, subject to the terms and conditions set forth in this Agreement.

        SECTION 2. ADVISORY SERVICES. Subject at all times to the supervision of the Board of Directors of the Company, the Adviser shall supervise all aspects of the Company's operations, including the investment and reinvestment of cash, securities or other properties comprising the Company's assets.

        In carrying out its obligations in the preceding paragraph of this
Section 2, the Adviser shall (a) supervise all aspects of the operations of the Company; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company; (c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board of Directors; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the foregoing.

        In placing orders for the purchase and sale of securities for the Company, the Adviser shall conform to the Company's investment objectives, policies and limitations as delineated by statements contained in the various documents filed by the Company with the Securities and Exchange Commission as such documents may from time to time be amended. The Company will make available to the Adviser such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Company or available to it.

        The Adviser is hereby obligated, in placing orders for the purchase and sale of securities for the Company, to obtain the most favorable price and execution available under the circumstances and to keep true, accurate and current books and records containing sufficient detail to demonstrate compliance with this obligation. In determining the most favorable price and execution in each transaction the determinative factor is not necessarily the lowest possible commission cost. The Adviser may consider the full range and quality of the services of broker-dealers in placing brokerage including, but not by way of limitation, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness of the broker-dealer to the Adviser. Accordingly, to the extent provided by law, in executing portfolio transactions, the Adviser may pay a broker-dealer which provides brokerage or research services a commission in excess of that which another broker-dealer would have charged for the same transaction.

        SECTION 3. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes of this Agreement, be deemed to be an independent contractor and shall have no authority to act for or represent the Company unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser, whether on behalf of the Adviser or whether purported to have been entered into by the Adviser on behalf of the Company, shall be binding upon the Company, and all acts authorized to be done by the Adviser under this Agreement shall be done by the Adviser as an independent contractor and not as agent.

        SECTION 4. EXPENSES. The Adviser shall provide the Company with office space and facilities, and pay all expenses incurred by the Adviser in the performance of this Agreement.

        The Company will pay all expenses incurred by it and not assumed by the Adviser including, but not by way of limitation, expenses in connection with its organization and with the offering of its securities; fees and expenses of its unaffiliated directors; legal and accounting fees, fees of its custodian, registrar, transfer agent; dividend disbursing agent and Dividend Reinvestment Plan Agent; taxes, interest, brokerage commissions; and direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of the Company.

        The Company will also pay for such accounting and administrative services which are to be provided by the Adviser under a separate administrative services agreement between the Company and the Adviser, which has been approved by the Board of Directors, including all of the directors who are not "interested persons," as defined in the 1940 Act, of any such party.

        SECTION 5. COMPENSATION. As compensation for the services performed by the Adviser, the Company will pay the Adviser on the last day of each month a fee for such month computed at an annual rate of .75% of the first $100,000,000 of the Company's average net assets and .50% of the Company's average net assets in excess of $100,000,000.

        For the purpose of calculation of the fee, the net asset value for a month will be the average of the Company's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month.

        If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Adviser's compensation for such fraction of the monthly period shall be determined by applying the foregoing percentage to the net asset value of the Company during such fraction of a monthly period (which net asset value shall be determined in such reasonable manner as the Board of the Company shall deem appropriate) and in the proportion that such fraction of a monthly period bears to the entire month.

        Compensation under this Agreement will begin to accrue on its effective date.

        SECTION 6. APPROVAL OF AGREEMENT; TERMINATION. This Agreement will be submitted to the Company's stockholders for approval. If approved by the vote of a "majority of the outstanding voting securities" of the Company as such term is defined in the 1940 Act, this Agreement will be in effect from the date of approval. Unless terminated by either party, this Agreement will remain in effect until December 31, 2006, and for successive one-year periods thereafter, provided that such continuation is approved annually (i) by the Board of Directors of the Company or by the holders of a majority of the outstanding voting securities of the Company and (ii) by a majority of the directors who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any such party.

        This Agreement is terminable without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment.

        Except as specified above, this Agreement may not be amended, transferred, assigned, sold or in any other manner hypothecated or pledged; provided, however, that this limitation shall not prevent any minor amendments to this Agreement which may be required by Federal or state regulatory bodies.

        SECTION 7. LIABILITY. The Adviser shall give the Company the benefit of its best judgment and efforts in rendering the services set forth herein. The Company agrees as an inducement to the undertaking of these services by the Adviser that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Company in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance by the Adviser of its duties or the reckless disregard of the Adviser's obligations or duties under this Agreement.

        SECTION 8. MULTIPLE CAPACITIES. Except to the extent necessary for performance of the Adviser's obligations hereunder, nothing shall restrict the Adviser's right or the right of any of the Adviser's directors, officers or employees who may be directors, officers or employees of the Company to engage in any other business or to devote time and attention to the management or other aspects of any other business whether of a similar or dissimilar nature or to render services of any kind to any other corporation, firm, individual or association.

        The Company understands that the Adviser now acts and will continue to act as an investment adviser to another registered investment company and may act in the future as an investment adviser to fiduciary and other managed accounts and investment companies. The Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other investment companies or accounts advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Company.

        It is understood and agreed that the directors, officers, agents, employees and stockholders of the Company may be interested in the Adviser as directors, officers, stockholders, employees, agents or otherwise, and that the directors, officers, agents, employees and stockholders of the Adviser may be interested in the Company as a stockholder or otherwise.

        SECTION 9. CONCERNING APPLICABLE PROVISIONS OF LAW, ETC. This Agreement shall be subject to all applicable provisions of law, including, but not limited to, the applicable provisions of the 1940 Act; and, to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

        The laws of the State of Delaware shall, except to the extent that any applicable provisions of some other law shall be controlling, govern the construction, validity and effect of this Agreement.

        The headings preceding the text of the several sections herein are inserted solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                              ELLSWORTH CONVERTIBLE GROWTH AND
                                              INCOME FUND, INC.


                                              By
                                                --------------------------------
                                                           (Chairman)


                                              DAVIS-DINSMORE MANAGEMENT COMPANY


                                              By
                                                --------------------------------
                                                           (President)

                                                                      APPENDIX D

        ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

        AGREEMENT OF MERGER (the "Agreement"), dated as of _________ __, 200__, by and between Ellsworth Convertible Growth and Income Fund, Inc., a Maryland corporation (the "Company") and Ellsworth Fund, a Delaware statutory trust (the "Trust").

                                   BACKGROUND

        The Company is organized as a management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company's shares of common stock currently trade on the American Stock Exchange ("AMEX").

        The Company desires to change its form of organization by merging with and into the Trust (the "Merger"). In anticipation of the Merger, the Board of Trustees of the Trust has established the Trust and has designated one class of shares of beneficial interest in the Trust (the "Trust Shares").

        The Merger is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company and by the Trust, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

        NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.      DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

        1.1 "ASSETS" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Company's books, and other property owned by the Company immediately prior to the Effective Time.

        1.2 "CLOSING" shall mean the consummation of the transactions described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Merger, to occur on the date set forth in
Section 3.1.

        1.3     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        1.4 "COMPANY SHARES" shall mean the Common Stock, par value $0.01 per share of the Company outstanding immediately prior to the Merger.

        1.5     "EFFECTIVE TIME" shall have the meaning set forth in Section
3.1.

        1.6 "LIABILITIES" shall mean all liabilities of the Company including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable immediately prior to the Effective Time, and whether or not specifically referred to herein.

        1.7     "REGISTRATION STATEMENT" shall have the meaning set forth in
Section 5.4.

        1.8 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

        1.9     "SEC" shall mean the Securities and Exchange Commission.

        1.10 "SHAREHOLDER(S)" shall mean the Company's shareholder(s) of record, determined as of immediately prior to the Effective Time.

        1.11    "SHAREHOLDERS MEETING" shall have the meaning set forth in
Section 5.1.

        1.12    "TRANSITION SHARE" shall have the meaning set forth in Section
5.2.

        1.13 "TRUST SHARES" shall mean those shares of beneficial interest in the Trust issued in accordance with this Agreement.

        1.14 "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

2.      AGREEMENT OF MERGER.

        2.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 3.1), the Company shall be merged with and into the Trust, whereupon the separate existence of the Company shall cease. The Trust shall be the surviving entity (sometimes hereinafter referred to as the "Surviving Entity") in the Merger and shall be governed by the Delaware Statutory Trust Act (the "DSTA") and other applicable laws of the State of Delaware. The Merger shall have the effects specified in the Maryland General Corporation Law, as amended, and in the DSTA and the Trust shall succeed, without other transfer, to all of the Assets of the Company, and shall assume and be subject to all of the Liabilities of the Company.

Such transaction shall take place at the Closing.

        2.2 EFFECT OF MERGER ON CAPITAL STOCK. At the Effective Time, as a result of the Merger and without any action on the part of the Company, the Trust, the Shareholders or the holder of the Transition Share:

                (a) Each full and/or fractional Company Share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one full and/or fractional paid and non-assessable Trust Share, par value $0.01, of the Trust, and all Company Shares shall simultaneously with such conversion cease to exist.

                (b) The Transition Share shall be cancelled and shall cease to exist.

        2.3 CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented Company Shares shall be deemed for all purposes to evidence ownership of and to represent Trust Shares, into which the Company Shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Trust or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Trust or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the Trust Shares evidenced by such outstanding certificate, as above provided.

        2.4 THE CERTIFICATE OF TRUST. The certificate of trust of the Trust in effect at the Effective Time shall be the certificate of trust of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

        2.5 THE AGREEMENT AND DECLARATION OF TRUST. The agreement and declaration of trust of the Trust in effect at the Effective Time shall be the agreement and declaration of trust of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

        2.6 THE BYLAWS. The bylaws of the Trust in effect at the Effective Time shall be the bylaws of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

        2.7 Provided that the conditions set forth in Section 6 have been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 10, on the date of the Closing of the Merger, the Company and the Trust shall cause Articles of Merger to be executed and filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Articles of Merger"), and, the Trust shall cause a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "DELAWARE CERTIFICATE OF MERGER") at the Effective Time; provided, however, that the filing of the Maryland Articles of Merger and the Delaware Certificate of Merger as aforesaid shall not be required if the Merger shall not have been consummated.

        2.8 Any reporting responsibility of the Company to a public authority is and shall remain its responsibility up to and including the Effective Time.

3.      CLOSING.

        3.1 The Closing shall occur at the principal office of the Company on January 31, 2006, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

        3.2 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by the Chairman, its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES.

        4.1     The Company represents and warrants as follows:

                (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

                (b) The Company is duly registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect;

                (c) The Company is a RIC; the Company qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Company has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it; and the Company has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

                (d) The Liabilities were incurred by the Company in the ordinary course of their business and are associated with the Assets;

                (e) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

                (f) As of the Effective Time, the Company will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Company Shares;

                (g) The Board of Directors of the Company has declared the advisability of the Merger and has approved this Agreement and the Merger hereby contemplated, and at the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Shareholders; and

                (h) The fair market value of the Assets of the Company succeeded to by the Trust will equal or exceed the sum of the Liabilities assumed by the Trust plus the amount of Liabilities, if any, to which such Assets are subject.

        4.2     The Trust represents and warrants as follows:

                (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                (b) The Trust is organized as an closed-end management investment company under the 1940 Act;

                (c) The Trust has not commenced operations nor will it commence operations until after the Closing;

                (d) Prior to the Effective Time, there will be no issued and outstanding Trust Shares or any other securities issued by the Trust, except as provided in Section 5.2;

                (e) The Trust Shares to be issued, at the Effective Time, have been duly authorized and, when issued as provided herein, will be duly and validly issued and outstanding shares of the Trust, fully paid and nonassessable;

                (f) The Trust will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements for a "fund" to qualify for treatment as a RIC for its taxable year in which the Merger occurs;

                (g) The Trust has no plan or intention to issue additional Trust Shares following the Merger except for shares issued in the ordinary course of its business as a closed-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust Shares issued pursuant to the Merger, other than in the ordinary course of such business;

                (h) The Trust has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the Trust will continuously review its investment portfolio (as the Company did before the Merger) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets; and

                (i) There is no plan or intention for the Trust to be dissolved or merged into another corporation or statutory trust (or "fund" thereof (within the meaning of Section 851(g)(2) of the Code)) following the Merger.

        4.3 Each of the Company and the Trust represents and warrants as follows:

                (a) The fair market value of the Trust Shares received by each Shareholder will be equal to the fair market value of the Company Shares of the Company surrendered in exchange therefor;

                (b) Immediately following consummation of the Merger, the Shareholders will own all the Trust Shares and will own such shares solely by reason of their ownership of the Company Shares immediately before the Merger;

                (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Merger;

                (d) There is no intercompany indebtedness between the Company and the Fund that was issued or acquired, or will be settled, at a discount; and

                (e) Immediately following consummation of the Merger, the Trust will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Merger, and be subject to the same liabilities that the Company held or was subject to immediately prior to the Merger. Assets used to pay (i) expenses, and (ii) distributions (other than regular, normal distributions), made by the Company after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.      COVENANTS.

        5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the merger of the Company. The Board of Directors of the Company has declared the advisability of the Merger and will recommend that the Shareholders approve this Agreement and, in connection therewith, the Merger of the Company with and into the Trust.

        5.2 Prior to the Closing, the Trust shall issue to the Company one Trust Share (which shall, until the Effective Time, constitute the sole issued and outstanding Trust Share) (the "Transition Share"), and shall prepare and distribute to the holder of the Transition Share an information statement in which the Trust shall request such holder to consider and act on this Agreement and, in connection therewith, the merger of the Company with and into Trust. The Board of Trustees of the Trust shall recommend that the holder of the Transition Share approve this Agreement and, in connection therewith, the merger of the Company with and into the Trust.

        5.3 Prior to Closing, provided that the Shareholders have approved the Agreement, the Company, as holder of the Transition Share, shall vote such share (i) to elect the Company's directors as the Trust's trustees (to serve for a period of time corresponding to such directors' current term as directors of the Company), except as they may resign or be removed by action of the Trust's trustees or shareholders), (ii) to ratify the selection of the Trust's independent accountants, (iii) to approve the Trust's Investment Advisory Agreement and (iv) to approve the Agreement. Approval by the Shareholders of this Agreement will authorize the Company to vote for the matters set forth in this Section.

        5.4 Prior to the Closing, the Trust shall enter into an Investment Advisory Agreement; and shall enter into or adopt, as appropriate, such other agreements as are necessary for the operation of the Trust as a closed-end management investment company. Each such agreement shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and by the Company as the initial sole shareholder of the Trust.

        5.5 Prior to the Closing, the Trust shall file with the SEC an amendment to the Company's Registration Statement on Form N-8A under the 1940 Act (the "Registration Statement"), which will adopt the Company's Registration Statement as the Trust's Registration Statement.

6.      CONDITIONS PRECEDENT.

        The obligations of the Company, and of the Trust will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

        6.1 The Shareholders shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law. The Company, as holder of the Transition Share, shall have approved this Agreement in accordance with applicable law.

        6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Company or the Trust, provided that either the Company or the Trust may for itself waive any of such conditions.

        6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.2. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Merger in accordance with this Agreement, for federal income tax purposes, the Merger will constitute a reorganization within the meaning of section 368(a) of the Code, and the Company and the Trust will be "a party to a reorganization" within the meaning of section 368(b) of the Code.

        6.4 No application to deregister the Company as a registered investment company on Form N-8F has been filed with the SEC.

        6.5 The Trust shall have adopted the Company's Registration Statement under the 1940 Act, as the Trust's Registration Statement.

        6.6 All necessary actions and filings have been made with the AMEX to list the Trust Shares.

        At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Company's Shareholders.

7.      EXPENSES.

        Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement will be paid from the assets of the Company or the Trust.

8.      ENTIRE AGREEMENT.

        Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.      AMENDMENT.

        This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Shareholders or the holder of the Transition Share, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests or the interests of the holder of the Transition Share.

10.     TERMINATION.

        This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Shareholders or the holder of the Transition Share:

        10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2006; or

        10.2    By the parties' mutual agreement.

        Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust, to the other.

11.     MISCELLANEOUS.

        11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

        11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder.

        11.4 The execution and delivery of this Agreement have been authorized by the Company's directors, and this Agreement has been executed and delivered by a duly authorized officer of the Company in his or her capacity as an officer of the Company intending to bind the Company as provided herein, and no officer, director or Shareholder of the Company shall be personally liable for the liabilities or obligations of the Company incurred hereunder.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                  ELLSWORTH CONVERTIBLE GROWTH AND
                                         INCOME FUND, INC.


                                         By: ___________________________________
____________________________________     Title: ________________________________


Attest:                                    ELLSWORTH FUND


                                         By: ___________________________________
                                         Title: ________________________________
____________________________________


               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                  ANNUAL MEETING TO BE HELD JANUARY 13, 2006

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and
Jane D. O'Keeffe, and any one of them separately, attorneys and proxies with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Ellsworth Convertible Growth and Income Fund, Inc.
(the "Company") at the offices of the Company, 65 Madison Avenue, Suite 550,
Morristown, New Jersey 07960 on January 13, 2006 at 11:00 a.m., and at all
adjournments or postponements thereof, according to the number of shares of Common
Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Each of the Proposals set forth below has been proposed by the Company's Board of Directors. UNLESS OTHERWISE MARKED ON THE
REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE DIRECTORS LISTED,
AND FOR PROPOSALS 2 THROUGH 5 AND AGAINST PROPOSAL 6.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1. Election as directors of all nominees listed below for the terms specified in the proxy statement.

                           NOMINEES:

/  / FOR ALL NOMINEES      /  / Robert J. McMullan

                           /  / Jane D. O'Keeffe

/  / WITHHOLD AUTHORITY FOR ALL NOMINEES

/  / FOR ALL EXCEPT
     (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR
             ALL EXCEPT" and write the name of each nominee you wish to withhold in the space above this instruction.

------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 2, 3, 4 AND 5,
AND "AGAINST" PROPOSAL 6.

------------------------------------------------------------------------------------

                                                     FOR       AGAINST      ABSTAIN
2. Proposal to approve new advisory agreement.      /  /        /  /         /  /


                                                     FOR       AGAINST      ABSTAIN
3. Proposal to eliminate fundamental restriction
   on investing in unseasoned issuers.              /  /        /  /         /  /


                                                     FOR       AGAINST      ABSTAIN
4. Proposal to approve the Agreement of Merger
   reorganize the Company as a Delaware statutory
   trust.                                           /  /        /  /         /  /


                                                     FOR       AGAINST      ABSTAIN
5. Proposal to ratify selection of auditors.        /  /        /  /         /  /


                                                     FOR       AGAINST      ABSTAIN
6. Proposal to amend the Company's Charter.         /  /        /  /         /  /

PROXIES ARE AUTHORIZED TO VOTE, IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATION,
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IN ADDITION,
PROXIES ARE AUTHORIZED TO VOTE (i) FOR ADJOURNMENT WITH RESPECT TO A PROPOSAL
IF AUTHORITY IS GIVEN TO VOTE FOR A PROPOSAL, AND (ii) AGAINST AN ADJOURNMENT WITH
RESPECT TO A PROPOSAL IF AUTHORITY IS GIVEN TO VOTE AGAINST A PROPOSAL.

YOUR VOTE IS IMPORTANT TO US.  PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN
IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
------------------------------------------------------------------------------------







------------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that          /  /
changes to the registered name(s) on the account may not be submitted via this method.
------------------------------------------------------------------------------------

Signature of Stockholder                                        Date
                        -----------------------------------     --------------------

Signature of Stockholder                                        Date
                        -----------------------------------     --------------------


NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.